                              EMPLOYMENT AGREEMENT


                                    between


                         The Columbia Gas System, Inc.


                                      and




                                 John H. Croom





                                  dated as of




                                 July 19, 1993

                 THIS AGREEMENT, made effective as of July 19, 1993, by and between The Columbia Gas System, Inc. (the "Company"), a Delaware corporation, and John H. Croom of Wilmington, Delaware (the "Employee"),

                         W I T N E S S E T H    T H A T

                 WHEREAS, the Employee is a valuable employee of the Company and an integral part of its management who participates in the decision-making process relative to short and long term planning and policy for the Company; and

                 WHEREAS, the Compensation Committee of the Board of Directors of the Company, at meetings held on June 16, 1993, and October 20, 1993, determined that it would be in the best interests of the Company and its shareholders to assure continuity in the management of the Company's administration and operations by entering into an employment agreement to retain the services of the Employee containing such terms and conditions necessary to maintain the Employee's total compensation, benefits and terms of employment relative to the Company's business and geographic area; and

                 WHEREAS, the Company wishes to assure itself of the continued services of the Employee for the period hereinafter provided, and the Employee is willing to continue in the employ of the Company on a full-time basis for said period, upon the other terms and conditions provided in this Agreement;

                 NOW THEREFORE, it is hereby agreed by an between the parties hereto as follows:
1.  Employment
The Company agrees to continue the Employee in its employ, or in the employ of any of its subsidiaries or affiliates, and the Employee agrees to remain in the employ of the Company or any such subsidiary or affiliate, for the Period of Employment (as hereinafter defined) and upon the other terms and conditions herein provided.

2.  Position and Responsibilities
During the Period of Employment, the Employee agrees to serve the Company or any of its subsidiaries or affiliates in such executive capacity or capacities as the Board of Directors, the Chairman of the Board of Directors and Chief Executive Officer, or any other executive officer of the Company to whom the Employee reports may from time to time determine. During said period, the Employee also agrees to serve, if elected, as an officer and director of any subsidiary or affiliate of the Company.

3.  Term and Duties
         (a) The period of the Employee's employment under this Agreement shall be from the first date written above through the date of confirmation by the U.S. Bankruptcy Court for the District of Delaware of the Chapter 11 re-organization plan of Columbia Gas System, Inc., (Case No. 91-803), subject to extension by agreement of the Company and the Employee (the "Period of Employment"); provided, however, that the Period of Employment shall cease on the Employee's normal retirement date ("Normal Retirement Date") under the Company's Retirement Program [as defined in paragraph 4(b)(i) below] unless the Company has waived this condition by notice to the Employee.

         (b) During the Period of Employment and except for illness or incapacity and reasonable vacation periods, the Employee's business time, attention, skill and efforts shall be exclusively devoted to the business and affairs of the Company and its subsidiaries and affiliates; provided, however, that nothing in this Agreement shall preclude the Employee from devoting time during reasonable periods required for:
                 (i) serving as an officer, director or member of a committee of any company or organization involving no conflict of interest with the Company or any of its subsidiaries or affiliates, and subject to Company approval as is normal for such activities,
                 (ii)     fulfilling speaking engagements, and
                 (iii) engaging in charitable and community activities, provided that such activities do not materially affect or interfere with the performance of the Employee's obligations to the Company or any of its subsidiaries or affiliates.

4.  Compensation
         (a) For all services rendered by the Employee in any capacity during the Period of Employment, including services as an executive, officer, director, or member of any committee of the Company or any of its subsidiaries or affiliates, the Employee shall be paid as compensation:
                 (i) a fixed salary at the rate of not less than $652,000 per year, subject to such periodic increases as the Board of Directors of the Company, or a committee designated by said Board, shall deem appropriate in accordance with the customary procedures and practices of the Company or any of its subsidiaries or affiliates regarding the salaries of senior management employees, and
                 (ii) such incentive compensation and bonus, if any, as may be awarded to the Employee from time to time by the Board of Directors of the Company or by a committee designated by said Board in accordance with customary procedures and practices of the Company or any of its subsidiaries or affiliates regarding incentive compensation and bonus awards to key employees.
                 Such salary shall be payable in accordance with the customary payroll practices of the Company or any of its subsidiaries or affiliates, but in no event less frequently than monthly, and any such incentive compensation and bonuses shall be payable in the manner specified by said Board or committee at the time of award. Periodic increases in salary, once granted, shall not be subject to revocation, except as part of a wage or salary reduction program affecting the Company's employees generally.

         (b) In addition, the Employee shall have any rights or benefits that may now or hereafter be provided for the Employee or for which the Employee may be or become eligible under any medical program, dental, life, disability or other insurance or death or disability benefit plan, stock purchase, incentive pay, thrift, savings, or retirement income plan or other form of employee benefit plan now existing or that may hereafter be adopted or awarded by the Company or any of its subsidiaries or affiliates. Specifically, the Employee shall participate in:
                 (i) the Retirement Income Plan for Columbia Gas System Companies, or such other qualified pension plan maintained by the Company or any of its subsidiaries or affiliates in which the Employee is currently participating, and the related program under any "excess benefit plan" (hereinafter referred to collectively as the "Retirement Program");
                 (ii) the Company's Employees' Thrift Plan, or such other qualified thrift or savings plan maintained by the Company or any of its subsidiaries or affiliates in which the Employee is currently eligible to participate, and the related program under any "excess benefit plan" (hereinafter referred to collectively as the "Thrift Plan);
                 (iii)    the Company's group life plan;
                 (iv) the Company's sick leave and long-term disability benefit plans;
                 (v) the Company's medical, including any Health Maintenance Organization plans offered by the Company, and dental plans;
                 (vi) the Company's Contributory Family Life Insurance and Voluntary Personal Accident Insurance Plans; and
                 (vii) equivalent successor plans of the Company or any of its subsidiaries or affiliates for which senior management employees are eligible;
                 provided, however, that nothing in this Agreement shall preclude the Company or any of its subsidiaries or affiliates from amending or terminating any such plan or program, on the condition that such amendment or termination is applicable generally to all employees of the Company or any of its subsidiaries or affiliates.
         (c) In the event the Employee remains employed by the Company or any of its subsidiaries or affiliates at the date of confirmation by the U.S. Bankruptcy Court for the District of Delaware of the Chapter 11 reorganization plan of The Columbia Gas System, Inc. (Case No. 91-803), the Employee shall receive a payment equivalent to his annual base compensation at the time of such confirmation. In the event the Employee's employment is terminated prior to such confirmation for any reason whatsoever, including (but not limited to) death or disability, this payment (or any pro-rata portion thereof) shall not be paid to the Employee or his beneficiary.

5.  Business Expenses
The Employee shall be paid or reimbursed for all reasonable travel or other expenses incurred in connection with the performance of the Employee's duties under this Agreement in accordance with such procedures as the Company or any of its subsidiaries or affiliates may from time to time establish.

6.  Additional Benefits
The payments provided in paragraphs 4, 5, 8, and 11 hereof are in addition to any benefits to which the Employee may be, or may become, entitled under any present or future compensation plan or program of the Company or any of its subsidiaries or affiliates for which key employees are or shall become eligible, including, without limitation, any severance, separation or termination pay program, and the Employee shall be eligible to receive during the Period of Employment all perquisites and emoluments the Employee is receiving at the first date written above and all benefits, perquisites and emoluments for which key employees are eligible under every such plan or program to the extent permissible under the general terms and provisions of such plans or programs and in accordance with the provisions hereof.

7.  Termination of Employment
Notwithstanding any other provision of this Agreement, the Employee's employment under this Agreement may be terminated:

         (a) by the Company or any of its subsidiaries or affiliates, in the event of:
                  (i) the Employee's serious, willful misconduct in respect of the Employee's duties under this Agreement, including conviction for a felony or perpetration of a common law fraud which has resulted, or is likely to result, in material economic damage to the Company or any of its subsidiaries or affiliates;

                 (ii) a disposition (not involving a liquidation, closing or shut-down) of any subsidiary, affiliate, division or district of the Company with which the Employee was employed for a reasonable time prior to the occurrence, if any, or a Change in Control (as hereinafter defined), provided a successor corporation with a net worth at least equal to that of the Company assumes all obligations and undertakings of the Company under this Agreement; or
                 (iii) at any time prior to the occurrence, if any, of a Change in Control (as hereinafter defined), the Employee's repeated failure to follow rules or procedures of the Company or any of its subsidiaries or affiliates, or to meetbona fide objectives and qualifications duly promulgated as part of the customary personnel practices of the Company or any of its subsidiaries or affiliates;
                 by written notice to the Employee, specifying the event relied upon for such termination and given within 180 days after such event;
         (b) by either the Company or any of its subsidiaries or affiliates, if the Employee accepts employment or a consulting position with another company; or
         (c)     by the Employee in the event of any:
                 (i) liquidation, dissolution, consolidation or merger of the Company, or transfer of all or substantially all of its assets, other than a transaction in which a successor corporation with a net worth at least equal to that of the Company assumes this Agreement and all obligations and undertakings of the Company hereunder;

                 (ii) reduction in the Employee's fixed salary or potential incentive compensation or bonus under any plan or program, calculated on the assumption that any objectives for full payment are attained but not exceeded, except a proportionate reduction as part of a wage and salary reduction program affecting the Company's employees generally, or other material breach of this Agreement by the Company or any of its subsidiaries or affiliates; or
                 (iii) at any time on or after the occurrence, if any, of a Change in Control (as hereinafter defined), material change by the Company or any of its subsidiaries or affiliates of the Employee's functions or duties which change would reduce the ranking or level, responsibility, importance or scope of the Employee's position with the Company or any of its subsidiaries or affiliates;
                 by written notice to the Company, specifying the event relied upon for such termination and given within 180 days after such event.

         As used in this Agreement, "Change in Control" means the happening of any of the following:
                 (i) the acquisition by any party or parties of the beneficial ownership of 25% or more of the voting shares of the Company; or,
                 (ii) the occurrence of a transaction requiring shareholders approval for the acquisition of the Company through purchase or exchange of stock or assets, or by merger, or otherwise; or,
                 (iii) the election during a period of 24 months, or less, of 30% or more, of the members of the Board of Directors of the Company, without the approval of a majority of the Board of Directors as constituted at the beginning of the period.
8.  Payments Upon Termination of Employment
In the event of any termination by the Employee pursuant to paragraph 7(c) above, or in the event the Employee's employment under this Agreement is terminated by the Company or any of its subsidiaries or affiliates for any reason other than one of those specified in paragraphs 7(a) or 7(b) above, then, subject to the Employee's compliance with the provisions of paragraph 9 herein, and subject to paragraphs 8(e), (f), and (g) below, the Employee shall be paid, as liquidated damages or severance pay, or both, and the Employee and the dependents, beneficiaries, and estate of the Employee shall be provided with, the following:
         (a)     The Employee shall be paid the excess of:
                 (i) the fixed salary that would otherwise have been provided in paragraph 4(a)(i) above, including the increases therein provided, and any incentive compensation and awards that would otherwise have been payable under the provisions of any plan or program in effect at such termination, calculated on the assumption that any objectives for full payment are obtained but not exceeded, less the amounts, if any, the Employee would have paid in cash in respect of employee benefits provided for in paragraphs 4(b)(iii) through (vii) above if the Employee were still employed, over
                 (ii) the amounts, if any, paid to the Employee pursuant to any retirement, severance, separation, or termination pay program or arrangement of the Company or any of its subsidiaries or affiliates.

                 Such payments shall commence with the month in which termination shall have occurred, shall be made at the times provided in paragraph 4(a) above, and shall continue for a period of 12 months.

         (b) The Employee shall also be paid the aggregate contributions or payments, if any, that would have been made by the Company or any of its subsidiaries or affiliates under the Thrift Plan described in paragraph 4(b)(ii) above or any successor program of the Company in effect on the date on which termination shall have occurred, if the Employee had continued to be employed, and to participate in the Thrift Plan or such successor programs to the same extent as the Employee participated for the last month during which the Employee was permitted to participate, for a period of 12 months thereafter, at an annual rate of compensation equal to that used to calculate the payments provided by paragraph 8(a) above. Such payments shall be made at the times such contributions would ordinarily have been made to the Thrift Plan.

         (c) For a period of 12 months (commencing with the month in which termination shall have occurred), the Employee shall continue to be entitled to all employee benefits provided for in paragraphs 4(b)(iii) through (vii) above as if the Employee were still employed during such period under this Agreement, with benefits based upon the compensation used to calculate the payments provided by paragraph 8(a) above, and if and to the extent that such benefits shall not be payable or provided under any such plan, the Company or any of its subsidiaries or affiliates shall pay or provide such benefits on an individual basis. The benefits provided for in paragraph 4(b)(v) above in accordance with this paragraph 8(c) shall be secondary to any comparable benefits provided by another employer, provided that an appropriate refund is made of any reduction in the amount paid pursuant to paragraph 8(a)(i) which had assumed that such benefits would be primary.

         (d) The Employee and his beneficiary, if any, under the Retirement Program described in paragraph 4(b)(i) above shall also be paid the excess of:
                 (i) the aggregate benefit that would have been paid under the Retirement Program as in effect on the date first above written, if the Employee had continued to be employed and to be entitled to service credit for eligibility and benefit purposes for a period of 12 months, at an annual rate of compensation equal to that used to calculate the payments provided by paragraph 8(a) above, calculated on the assumption that the Employee is fully vested in such benefit, over
                 (ii) the aggregate benefit actually payable under the Retirement Program and any successor retirement program of the Company consisting of a tax-qualified pension plan and a related excess benefit plan.
                 In clarification of the immediately preceding sentence, the aggregate benefit that would have been paid under the Retirement Program shall be calculated as of the normal or early retirement date for which the Employee would have qualified, if the Employee were still employed on that date, and which would produce the highest benefit. Such payments shall commence on the date the Employee or his beneficiary, if any, begins receiving payments under the Retirement Program, shall be paid in the same form as under the Retirement Program and shall continue until payments to the Employee and his beneficiary, if any, cease under the Retirement Program.

         (e) In the event that the Employee's Normal Retirement Date is scheduled to occur during the 12-month period commencing with the month in which the termination shall have occurred, the payments and benefits provided for in paragraphs 8(a) through
                 (d) shall be based on the period commencing with such month and ending with the month in which the Employee's Normal Retirement Date occurs instead of said 12-month period, regardless of whether the Company shall have extended the Period of Employment beyond the Employee's Normal Retirement Date pursuant to paragraph 3(a).

         (f) In the event that the termination shall occur during the 12-month period commencing on the occurrence, if any, of a Change in Control, the Employee shall be paid, no later than 15 days after the termination, a lump sum cash amount equal to the present value of all amounts otherwise payable to the Employee pursuant to paragraphs 8(a), (b) and (d) above, determined by using a discount factor equal to the interest rate that would have been used by the Pension Benefit Guaranty Corporation for purposes of valuing immediate annuities under a pension plan that terminated two months prior to the date on which termination shall have occurred.

         (g) To the extent that the Employee is entitled to receive cash compensation that is (or would be, if any elective deferral were disregarded) subject to Federal income taxation in respect of other employment or a consulting position with another company during the period upon which the payments and benefits provided for in paragraphs 8(a) through (f) are based, the payments to be made pursuant to such paragraphs shall be correspondingly reduced, and, if necessary, the Employee shall make an appropriate refund to the Company without interest.

9.  Disclosure of Information
The Employee recognizes and acknowledges that the trade secrets and other confidential or proprietary information of the Company and its subsidiaries and affiliates are valuable, special and unique assets of the business of the Company and its subsidiaries and affiliates, access to and knowledge of which are essential to the performance of the Employee's duties under this Agreement. The Employee will not, during or after the Period of Employment, in whole or in part, disclose such secrets or information to any person, firm, corporation, association or other entity (except the authorized representatives of the Company or any of its subsidiaries or affiliates) for any reason or purpose whatsoever, nor shall the Employee make use of any such secrets or information for his own purposes or for the benefit of any person, firm, corporation, association or other entity (except the Company and its subsidiaries and affiliates) under any circumstances, whether during or after the Period of Employment, except as required by law, authorized in writing by order of the Board of Directors of the Company or necessary in the ordinary course of the Employee's duties under this Agreement, provided that, after the Period of Employment, these restrictions shall not apply to such secrets or information that are then in the public domain (provided that the Employee was not, in breach in this paragraph 9, responsible, directly or indirectly, for such secrets or information entering the public domain). In the event of a breach or threatened breach by the Employee of this paragraph 9, the Company shall be entitled to injunctive relief; provided, however, that nothing in this paragraph 9 or in paragraph 8 shall abrogate or prohibit the Company from pursuing any other remedies available to it for such breach or threatened breach, including, but not limited to, the recovery of actual or punitive damages or both.

10.  Source of Payments
All payments provided for in paragraphs 4, 5, 6, 8, and 11 herein shall be paid in cash from the general funds of the Company, its subsidiaries or affiliates. The Company, or its subsidiaries or affiliates, shall not be required to establish a special or separate fund or other segregation of assets to assure such payments.

11.  Litigation Expenses; Arbitration
         (a) In the event of any litigation or other proceeding between the Company or any of its subsidiaries or affiliates and the Employee with respect to the subject matter of this Agreement and the enforcement of rights hereunder, the Employee shall be reimbursed for all reasonable costs and expenses relating to such litigation or other proceeding, including his reasonable attorneys' fees and expenses, provided that such litigation or proceeding results in any:

                 (i) settlement requiring the Company or any of its subsidiaries or affiliates to make a payment to the Employee; or
                 (ii) judgment or order in favor of the Employee, regardless of whether such judgment or order is subsequently reversed on appeal or in a collateral proceeding.

                 In no event shall the Employee be required to reimburse the Company or any of its subsidiaries or affiliates for any of the costs and expenses relating to such litigation or other proceeding. The obligation of the Company or any of its subsidiaries or affiliates under this paragraph 11 shall survive the termination for any reason of this Agreement (whether such termination is by the Company or any of its subsidiaries or affiliates, by the Employee, upon the expiration of this Agreement or otherwise).

         (b) In the event of any dispute or difference between the Company or any of its subsidiaries or affiliates and the Employee with respect to the subject matter of this Agreement and the enforcement of rights hereunder, other than a dispute arising under paragraph 9 above, the Employee may, in his sole discretion by notice to the Company or any such subsidiary or affiliate, require such dispute or difference to be submitted to arbitration. The arbitrator or arbitrators shall be selected by agreement of the parties or, if they cannot agree on an arbitrator or arbitrators within 30 days after the Employee had notified the Company or any of its subsidiaries or affiliates of his desire to have the question settled by arbitration, then the arbitrator or arbitrators shall be selected by the American Arbitration Association (the "AAA") in Philadelphia, Pennsylvania, upon the application of the Employee. The determination reached in such arbitration shall be final and binding on both parties without any right of appeal or further dispute. Execution of the determination by such arbitrator or arbitrators may be sought in any court of competent jurisdiction. The arbitrators shall not be bound by judicial formalities and may abstain from following the strict rule of evidence and shall interpret this Agreement as an honorable engagement and not merely as a legal obligation. Unless otherwise agreed by the parties, any such arbitration shall take place in Wilmington, Delaware, and shall be conducted in accordance with the rules of the AAA.

12.  Income Tax Withholding
The Company or any of its subsidiaries or affiliates may withhold from any payments made under this Agreement all Federal, State, City or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

13.  Entire Understanding
This Agreement contains the entire understanding between the Company or any of its subsidiaries or affiliates and the Employee with respect to the subject matter hereof and supersedes any prior employment agreement between the Company or any of its subsidiaries or affiliates and the Employee, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to the Employee of a kind elsewhere provided and not expressly provided in this Agreement.

14.  Severability
If, for any reason, any one or more of the provisions or part of a provision contained in this Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement not held so invalid, illegal or unenforceable, and each other provision or part of a provision shall to the full extent consistent with law continue in full force and effect. If this Agreement is held invalid or cannot be enforced, then to the full extent permitted by law any prior agreement between the Company or any of its subsidiaries or affiliates and the Employee shall be deemed reinstated as if this Agreement had not been executed.

15.  Consolidation, Merger, or Sale of Assets
Nothing in this Agreement shall preclude the Company or any of its subsidiaries or affiliates from consolidating or merging into or with, or transferring all or substantially all of its assets to, another corporation which assumes this Agreement and all obligations and undertakings of the Company or any of its subsidiaries or affiliates hereunder. Upon such a consolidation, merger or transfer of assets and assumption, the term, "the Company," as used herein shall mean such other corporation and this Agreement shall continue in full force and effect.

16.  Notices
All notices, requests, demands and other communications required or permitted hereunder shall be given in writing and shall be deemed to have been duly given if delivered or mailed, postage prepaid, first class as follows:

         (a)     to the Company or any of its subsidiaries or affiliates at:




                               20 Montchanin Road
                             Wilmington, DE  19807

                  Attention:  Vice President, Human Resources




         (b)     to the Employee at:


                               Mr. John H. Croom
                                 255 Pond View
                             Chadds Ford, PA  19317


                 or to such other address as either party shall have previously specified in writing to the other.

17.  No Attachment
Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

18.  Binding Agreement
This Agreement shall be binding upon, and shall inure to the benefit of, the Employee and the Company or any of its subsidiaries or affiliates and their respective permitted successors and assigns.

19.  Modification and Waiver
This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement except by written instrument signed by the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

20.  Headings of No Effect
The paragraph headings contained in this Agreement are included solely for convenience of reference and shall not in any way affect the meaning or interpretation of any of the provisions of this Agreement.

21.  Governing Law
This Agreement and its validity, interpretation, performance, and enforcement shall be governed by the laws of the State of Delaware.

                 IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and its seal to be affixed hereunto by the Chairman of the Compensation Committee of its Board of Directors thereunto duly authorized, and the Employee has signed this Agreement, all as of the date first above written.

                                                            THE COLUMBIA GAS SYSTEM, INC.

ATTEST:
                                                            By:
                                                               ------------------------
                                                               Chairman,
                                                               Compensation Committee
         Secretary                                             of the Board of Directors





                                                            By:   /s/ JOHN H. CROOM
                                                               ------------------------
                                                                      John H. Croom

                              EMPLOYMENT AGREEMENT


                                    between


                         The Columbia Gas System, Inc.


                                      and




                                  John D. Daly





                                  dated as of




                                 July 19, 1993

                 THIS AGREEMENT, made effective as of July 19, 1993, by and between The Columbia Gas System, Inc. (the "Company"), a Delaware corporation, and John D. Daly of Wilmington, Delaware (the "Employee"),

                         W I T N E S S E T H    T H A T

                 WHEREAS, the Employee is a valuable employee of the Company and an integral part of its management who participates in the decision-making process relative to short and long term planning and policy for the Company; and

                 WHEREAS, the Compensation Committee of the Board of Directors of the Company, at meetings held on June 16, 1993, and October 20, 1993, determined that it would be in the best interests of the Company and its shareholders to assure continuity in the management of the Company's administration and operations by entering into an employment agreement to retain the services of the Employee containing such terms and conditions necessary to maintain the Employee's total compensation, benefits and terms of employment relative to the Company's business and geographic area; and

                 WHEREAS, the Company wishes to assure itself of the continued services of the Employee for the period hereinafter provided, and the Employee is willing to continue in the employ of the Company on a full-time basis for said period, upon the other terms and conditions provided in this Agreement;

                 NOW THEREFORE, it is hereby agreed by an between the parties hereto as follows:

1.  Employment
The Company agrees to continue the Employee in its employ, or in the employ of any of its subsidiaries or affiliates, and the Employee agrees to remain in the employ of the Company or any such subsidiary or affiliate, for the Period of

Employment (as hereinafter defined) and upon the other terms and conditions herein provided.

2.  Position and Responsibilities
During the Period of Employment, the Employee agrees to serve the Company or any of its subsidiaries or affiliates in such executive capacity or capacities as the Board of Directors, the Chairman of the Board of Directors and Chief Executive Officer, or any other executive officer of the Company to whom the Employee reports may from time to time determine. During said period, the Employee also agrees to serve, if elected, as an officer and director of any subsidiary or affiliate of the Company.

3.  Term and Duties
         (a) The period of the Employee's employment under this Agreement shall be from the first date written above through the date of confirmation by the U.S. Bankruptcy Court for the District of Delaware of the Chapter 11 reorganization plan of The Columbia Gas System, Inc., (Case No. 91-803), subject to extension by agreement of the Company and the Employee (the "Period of Employment"); provided, however, that the Period of Employment shall cease on the Employee's normal retirement date ("Normal Retirement Date") under the Company's Retirement Program [as defined in paragraph 4(b)(i) below] unless the Company has waived this condition by notice to the Employee.

         (b) During the Period of Employment and except for illness or incapacity and reasonable vacation periods, the Employee's business time, attention, skill and efforts shall be exclusively devoted to the business and affairs of the Company and its subsidiaries and affiliates; provided, however, that nothing in this Agreement shall preclude the Employee from devoting time during reasonable periods required for:

                 (i) serving as an officer, director or member of a committee of any company or organization involving no conflict of interest with the Company or any of its subsidiaries or affiliates, and subject to Company approval as is normal for such activities,
                 (ii)     fulfilling speaking engagements, and
                 (iii) engaging in charitable and community activities, provided that such activities do not materially affect or interfere with the performance of the Employee's obligations to the Company or any of its subsidiaries or affiliates.

4.  Compensation
         (a) For all services rendered by the Employee in any capacity during the Period of Employment, including services as an executive, officer, director, or member of any committee of the Company or any of its subsidiaries or affiliates, the Employee shall be paid as compensation:
                 (i) a fixed salary at the rate of not less than $369,050 per year, subject to such periodic increases as the Board of Directors of the Company, or a committee designated by said Board, shall deem appropriate in accordance with the customary procedures and practices of the Company or any of its subsidiaries or affiliates regarding the salaries of senior management employees, and
                 (ii) such incentive compensation and bonus, if any, as may be awarded to the Employee from time to time by the Board of Directors of the Company or by a committee designated by said Board in accordance with customary procedures and practices of the Company or any of its subsidiaries or affiliates regarding incentive compensation and bonus awards to key employees.
                 Such salary shall be payable in accordance with the customary payroll practices of the Company or any of its subsidiaries or affiliates, but in no event less frequently than monthly, and any such incentive compensation and bonuses shall be payable in the manner specified by said Board or committee at the time of award. Periodic increases in salary, once granted, shall not be subject to revocation, except as part of a wage or salary reduction program affecting the Company's employees generally.
         (b) In addition, the Employee shall have any rights or benefits that may now or hereafter be provided for the Employee or for which the Employee may be or become eligible under any medical program, dental, life, disability or other insurance or death or disability benefit plan, stock purchase, incentive pay, thrift, savings, or retirement income plan or other form of employee benefit plan now existing or that may hereafter be adopted or awarded by the Company or any of its subsidiaries or affiliates. Specifically, the Employee shall participate in:
                 (i) the Retirement Income Plan for Columbia Gas System Companies, or such other qualified pension plan maintained by the Company or any of its subsidiaries or affiliates in which the Employee is currently participating, and the related program under any "excess benefit plan" (hereinafter referred to collectively as the "Retirement Program");
                 (ii) the Company's Employees' Thrift Plan, or such other qualified thrift or savings plan maintained by the

                          Company or any of its subsidiaries or affiliates in which the Employee is currently eligible to participate, and the related program under any "excess benefit plan" (hereinafter referred to collectively as the "Thrift Plan");
                 (iii)    the Company's group life plan;
                 (iv) the Company's sick leave and long-term disability benefit plans;
                 (v) the Company's medical, including any Health Maintenance Organization plans offered by the Company, and dental plans;
                 (vi) the Company's Contributory Family Life Insurance and Voluntary Personal Accident Insurance Plans; and
                 (vii) equivalent successor plans of the Company or any of its subsidiaries or affiliates for which senior management employees are eligible;
                 provided, however, that nothing in this Agreement shall preclude the Company or any of its subsidiaries or affiliates from amending or terminating any such plan or program, on the condition that such amendment or termination is applicable generally to all employees of the Company or any of its subsidiaries or affiliates.
         (c) In the event the Employee remains employed by the Company or any of its subsidiaries or affiliates at the date of confirmation by the U.S. Bankruptcy Court for the District of Delaware of the Chapter 11 reorganization plan of The Columbia Gas System, Inc. (Case No. 91-803), the Employee shall receive a payment equivalent to his annual base compensation at the time of such confirmation. In the event the Employee's employment is terminated prior to such confirmation for any reason whatsoever, including (but not limited to) death or disability, this payment (or any pro-rata portion thereof) shall not be paid to the Employee or his beneficiary.

5.  Business Expenses
The Employee shall be paid or reimbursed for all reasonable travel or other expenses incurred in connection with the performance of the Employee's duties under this Agreement in accordance with such procedures as the Company or any of its subsidiaries or affiliates may from time to time establish.

6.  Additional Benefits
The payments provided in paragraphs 4, 5, 8, and 11 hereof are in addition to any benefits to which the Employee may be, or may become, entitled under any present or future compensation plan or program of the Company or any of its subsidiaries or affiliates for which key employees are or shall become eligible, including, without limitation, any severance, separation or termination pay program, and the Employee shall be eligible to receive during the Period of Employment all perquisites and emoluments the Employee is receiving at the first date written above and all benefits, perquisites and emoluments for which key employees are eligible under every such plan or program to the extent permissible under the general terms and provisions of such plans or programs and in accordance with the provisions hereof.

7.  Termination of Employment
Notwithstanding any other provision of this Agreement, the Employee's employment under this Agreement may be terminated:

         (a) by the Company or any of its subsidiaries or affiliates, in the event of:
                 (i) the Employee's serious, willful misconduct in respect of the Employee's duties under this Agreement, including conviction for a felony or perpetration of a common law fraud which has resulted, or is likely to result, in material economic damage to the Company or any of its subsidiaries or affiliates;

                 (ii) a disposition (not involving a liquidation, closing or shut-down) of any subsidiary, affiliate, division or district of the Company with which the Employee was employed for a reasonable time prior to the occurrence, if any, or a Change in Control (as hereinafter defined), provided a successor corporation with a net worth at least equal to that of the Company assumes all obligations and undertakings of the Company under this Agreement; or
                 (iii) at any time prior to the occurrence, if any, of a Change in Control (as hereinafter defined), the Employee's repeated failure to follow rules or procedures of the Company or any of its subsidiaries or affiliates, or to meetbona fide objectives and qualifications duly promulgated as part of the customary personnel practices of the Company or any of its subsidiaries or affiliates;

                 by written notice to the Employee, specifying the event relied upon for such termination and given within 180 days after such event;
         (b) by either the Company or any of its subsidiaries or affiliates, if the Employee accepts employment or a consulting position with another company; or,
         (c)     by the Employee in the event of any:
                 (i) liquidation, dissolution, consolidation or merger of the Company, or transfer of all or substantially all of its assets, other than a transaction in which a successor corporation with a net worth at least equal to that of the Company assumes this Agreement and all obligations and undertakings of the Company hereunder;

                 (ii) reduction in the Employee's fixed salary or potential incentive compensation or bonus under any plan or program, calculated on the assumption that any objectives for full payment are attained but not exceeded, except a proportionate reduction as part of a wage and salary reduction program affecting the Company's employees generally, or other material breach of this Agreement by the Company or any of its subsidiaries or affiliates; or,
                 (iii) at any time on or after the occurrence, if any, of a Change in Control (as hereinafter defined), material change by the Company or any of its subsidiaries or affiliates of the Employee's functions or duties which change would reduce the ranking or level, responsibility, importance or scope of the Employee's position with the Company or any of its subsidiaries or affiliates;
                 by written notice to the Company, specifying the event relied upon for such termination and given within 180 days after such event.

                 As used in this Agreement, "Change in Control" means the happening of any of the following:
                 (i) the acquisition by any party or parties of the beneficial ownership of 25% or more of the voting shares of the Company, or
                 (ii) the occurrence of a transaction requiring shareholders approval for the acquisition of the Company through purchase or exchange of stock or assets, or by merger, or otherwise, or
                 (iii) the election during a period of 24 months, or less, of 30% or more, of the members of the Board of

                          Directors of the Company, without the approval of a majority of the Board of Directors as constituted at the beginning of the period, or

8.  Payments Upon Termination of Employment
In the event of any termination by the Employee pursuant to paragraph 7(c) above, or in the event the Employee's employment under this Agreement is terminated by the Company or any of its subsidiaries or affiliates for any reason other than one of those specified in paragraphs 7(a) or 7(b) above, then, subject to the Employee's compliance with the provisions of paragraph 9 herein, and subject to paragraphs 8(e), (f), and (g) below, the Employee shall be paid, as liquidated damages or severance pay, or both, and the Employee and the dependents, beneficiaries, and estate of the Employee shall be provided with, the following:

         (a)     The Employee shall be paid the excess of:
                 (i) the fixed salary that would otherwise have been provided in paragraph 4(a)(i) above, including the increases therein provided, and any incentive compensation and awards that would otherwise have been payable under the provisions of any plan or program in effect at such termination, calculated on the assumption that any objectives for full payment are obtained but not exceeded, less the amounts, if any, the Employee would have paid in cash in respect of employee benefits provided for in paragraphs 4(b)(iii) through (vii) above if the Employee were still employed, over
                 (ii) the amounts, if any, paid to the Employee pursuant to any retirement, severance, separation, or termination pay program or arrangement of the Company or any of its subsidiaries or affiliates.

                 Such payments shall commence with the month in which termination shall have occurred, shall be made at the times provided in paragraph 4(a) above, and shall continue for a period of 12 months.

         (b) The Employee shall also be paid the aggregate contributions or payments, if any, that would have been made by the Company or any of its subsidiaries or affiliates under the Thrift Plan described in paragraph 4(b)(ii) above or any successor program of the Company in effect on the date on which termination shall have occurred, if the Employee had continued to be employed, and to participate in the Thrift Plan or such successor programs to the same extent as the Employee participated for the last month during which the Employee was permitted to participate, for a period of 12 months thereafter, at an annual rate of compensation equal to that used to calculate the payments provided by paragraph 8(a) above. Such payments shall be made at the times such contributions would ordinarily have been made to the Thrift Plan.

         (c) For a period of 12 months (commencing with the month in which termination shall have occurred), the Employee shall continue to be entitled to all employee benefits provided for in paragraphs 4(b)(iii) through (vii) above as if the Employee were still employed during such period under this Agreement, with benefits based upon the compensation used to calculate the payments provided by paragraph 8(a) above, and if and to the extent that such benefits shall not be payable or provided under any such plan, the Company or any of its subsidiaries or affiliates shall pay or provide such benefits on an individual basis. The benefits provided for in paragraph 4(b)(v) above in accordance with this paragraph 8(c) shall be secondary to any comparable benefits provided by another employer, provided that an appropriate refund is made of any reduction in the amount paid pursuant to paragraph 8(a)(i) which had assumed that such benefits would be primary.

         (d) The Employee and his beneficiary, if any, under the Retirement Program described in paragraph 4(b)(i) above shall also be paid the excess of:
                 (i) the aggregate benefit that would have been paid under the Retirement Program as in effect on the date first above written, if the Employee had continued to be employed and to be entitled to service credit for eligibility and benefit purposes for a period of 12 months, at an annual rate of compensation equal to that used to calculate the payments provided by paragraph 8(a) above, calculated on the assumption that the Employee is fully vested in such benefit, over
                 (ii) the aggregate benefit actually payable under the Retirement Program and any successor retirement program of the Company consisting of a tax-qualified pension plan and a related excess benefit plan.
                 In clarification of the immediately preceding sentence, the aggregate benefit that would have been paid under the Retirement Program shall be calculated as of the normal or early retirement date for which the Employee would have qualified, if the Employee were still employed on that date, and which would produce the highest benefit. Such payments shall commence on the date the Employee or his beneficiary, if any, begins receiving payments under the Retirement Program, shall be paid in the same form as under the Retirement Program and shall continue until payments to the Employee and his beneficiary, if any, cease under the Retirement Program.

         (e) In the event that the Employee's Normal Retirement Date is scheduled to occur during the 12-month period commencing with the month in which the termination shall have occurred, the payments and benefits provided for in paragraphs 8(a) through
                 (d) shall be based on the period commencing with such month and ending with the month in which the Employee's Normal Retirement Date occurs instead of said 12-month period, regardless of whether the Company shall have extended the Period of Employment beyond the Employee's Normal Retirement Date pursuant to paragraph 3(a).

         (f) In the event that the termination shall occur during the 12 month period commencing on the occurrence, if any, of a Change in Control, the Employee shall be paid, no later than 15 days after the termination, a lump sum cash amount equal to the present value of all amounts otherwise payable to the Employee pursuant to paragraphs 8(a), (b) and (d) above, determined by using a discount factor equal to the interest rate that would have been used by the Pension Benefit Guaranty Corporation for purposes of valuing immediate annuities under a pension plan that terminated two months prior to the date on which termination shall have occurred.

         (g) To the extent that the Employee is entitled to receive cash compensation that is (or would be, if any elective deferral were disregarded) subject to Federal income taxation in respect of other employment or a consulting position with another company during the period upon which the payments and benefits provided for in paragraphs 8(a) through (f) are based, the payments to be made pursuant to such paragraphs shall be correspondingly reduced, and, if necessary, the Employee shall make an appropriate refund to the Company without interest.

9.  Disclosure of Information
The Employee recognizes and acknowledges that the trade secrets and other confidential or proprietary information of the Company and its subsidiaries and affiliates are valuable, special and unique assets of the business of the Company and its subsidiaries and affiliates, access to and knowledge of which are essential to the performance of the Employee's duties under this Agreement. The Employee will not, during or after the Period of Employment, in whole or in part, disclose such secrets or information to any person, firm, corporation, association or other entity (except the authorized representatives of the Company or any of its subsidiaries or affiliates) for any reason or purpose whatsoever, nor shall the Employee make use of any such secrets or information for his own purposes or for the benefit of any person, firm, corporation, association or other entity (except the Company and its subsidiaries and affiliates) under any circumstances, whether during or after the Period of Employment, except as required by law, authorized in writing by order of the Board of Directors of the Company or necessary in the ordinary course of the Employee's duties under this Agreement, provided that, after the Period of Employment, these restrictions shall not apply to such secrets or information that are then in the public domain (provided that the Employee was not, in breach in this paragraph 9, responsible, directly or indirectly, for such secrets or information entering the public domain). In the event of a breach or threatened breach by the Employee of this paragraph 9, the Company shall be entitled to injunctive relief; provided, however, that nothing in this paragraph 9 or in paragraph 8 shall abrogate or prohibit the Company from pursuing any other remedies available to it for such breach or threatened breach, including, but not limited to, the recovery of actual or punitive damages or both.

10.  Source of Payments
All payments provided for in paragraphs 4, 5, 6, 8, and 11 herein shall be paid in cash from the general funds of the Company, its subsidiaries or affiliates. The Company, or its subsidiaries or affiliates, shall not be required to establish a special or separate fund or other segregation of assets to assure such payments.

11.  Litigation Expenses; Arbitration
         (a) In the event of any litigation or other proceeding between the Company or any of its subsidiaries or affiliates and the Employee with respect to the subject matter of this Agreement and the enforcement of rights hereunder, the Employee shall be reimbursed for all reasonable costs and expenses relating to such litigation or other proceeding, including his reasonable attorneys' fees and expenses, provided that such litigation or proceeding results in any:

                 (i) settlement requiring the Company or any of its subsidiaries or affiliates to make a payment to the Employee; or

                 (ii) judgment or order in favor of the Employee, regardless of whether such judgment or order is subsequently reversed on appeal or in a collateral proceeding.

                 In no event shall the Employee be required to reimburse the Company or any of its subsidiaries or affiliates for any of the costs and expenses relating to such litigation or other proceeding. The obligation of the Company or any of its subsidiaries or affiliates under this paragraph 11 shall survive the termination for any reason of this Agreement (whether such termination is by the Company or any of its subsidiaries or affiliates, by the Employee, upon the expiration of this Agreement or otherwise).

         (b) In the event of any dispute or difference between the Company or any of its subsidiaries or affiliates and the Employee with respect to the subject matter of this Agreement and the enforcement of rights hereunder, other than a dispute arising under paragraph 9 above, the Employee may, in his sole discretion by notice to the Company or any such subsidiary or affiliate, require such dispute or difference to be submitted to arbitration. The arbitrator or arbitrators shall be selected by agreement of the parties or, if they cannot agree on an arbitrator or arbitrators within 30 days after the Employee had notified the Company or any of its subsidiaries or affiliates of his desire to have the question settled by arbitration, then the arbitrator or arbitrators shall be selected by the American Arbitration Association (the "AAA") in Philadelphia, Pennsylvania, upon the application of the Employee. The determination reached in such arbitration shall be final and binding on both parties without any right of appeal or further dispute. Execution of the determination by such arbitrator or arbitrators may be sought in any court of competent jurisdiction. The arbitrators shall not be bound by judicial formalities and may abstain from following the strict rule of evidence and shall interpret this Agreement as an honorable engagement and not merely as a legal obligation. Unless otherwise agreed by the parties, any such arbitration shall take place in Wilmington, Delaware, and shall be conducted in accordance with the rules of the AAA.

12.  Income Tax Withholding
The Company or any of its subsidiaries or affiliates may withhold from any payments made under this Agreement all Federal, State, City or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

13.  Entire Understanding
This Agreement contains the entire understanding between the Company or any of its subsidiaries or affiliates and the Employee with respect to the subject matter hereof and supersedes any prior employment agreement between the Company or any of its subsidiaries or affiliates and the Employee, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to the Employee of a kind elsewhere provided and not expressly provided in this Agreement.

14.  Severability
If, for any reason, any one or more of the provisions or part of a provision contained in this Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement not held so invalid, illegal or unenforceable, and each other provision or part of a provision shall to the full extent consistent with law continue in full force and effect. If this Agreement is held invalid or cannot be enforced, then to the full extent permitted by law any prior agreement between the Company or any of its subsidiaries or affiliates and the Employee shall be deemed reinstated as if this Agreement had not been executed.

15.  Consolidation, Merger, or Sale of Assets
Nothing in this Agreement shall preclude the Company or any of its subsidiaries or affiliates from consolidating or merging into or with, or transferring all or substantially all of its assets to, another corporation which assumes this Agreement and all obligations and undertakings of the Company or any of its subsidiaries or affiliates hereunder. Upon such a consolidation, merger or transfer of assets and assumption, the term, "the Company," as used herein shall mean such other corporation and this Agreement shall continue in full force and effect.

16.  Notices
All notices, requests, demands and other communications required or permitted hereunder shall be given in writing and shall be deemed to have been duly given if delivered or mailed, postage prepaid, first class as follows:

         (a)     to the Company or any of its subsidiaries or affiliates at:



                               20 Montchanin Road
                             Wilmington, DE  19807

                  Attention:  Vice President, Human Resources




         (b)     to the Employee at:


                                Mr. John D. Daly
                                3 Deer Pond Lane
                             Chadds Ford, PA  19317


                 or to such other address as either party shall have previously specified in writing to the other.

17.  No Attachment
Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

18.  Binding Agreement
This Agreement shall be binding upon, and shall inure to the benefit of, the Employee and the Company or any of its subsidiaries or affiliates and their respective permitted successors and assigns.

19.  Modification and Waiver
This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement except by written instrument signed by the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

20.  Headings of No Effect
The paragraph headings contained in this Agreement are included solely for convenience of reference and shall not in any way affect the meaning or interpretation of any of the provisions of this Agreement.

21.  Governing Law
This Agreement and its validity, interpretation, performance, and enforcement shall be governed by the laws of the State of Delaware.

                 IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and its seal to be affixed hereunto by the Chairman of the Compensation Committee of its Board of Directors thereunto duly authorized, and the Employee has signed this Agreement, all as of the date first above written.

                                                            THE COLUMBIA GAS SYSTEM, INC.

ATTEST:
                                                            By:
                                                               -------------------------
                                                               Chairman,
                                                               Compensation Committee
         Secretary                                             of the Board of Directors





                                                            By:   /S/ JOHN D. DALY
                                                               -------------------------
                                                                      John D. Daly

                              EMPLOYMENT AGREEMENT


                                    between


                         The Columbia Gas System, Inc.


                                      and




                              Daniel L. Bell, Jr.





                                  dated as of




                                 July 19, 1993

                 THIS AGREEMENT, made effective as of July 19, 1993, by and between The Columbia Gas System, Inc. (the "Company"), a Delaware corporation, and Daniel L. Bell, Jr., of Wilmington, Delaware (the "Employee"),

                         W I T N E S S E T H    T H A T

                 WHEREAS, the Employee is a valuable employee of the Company and an integral part of its management who participates in the decision-making process relative to short and long term planning and policy for the Company; and

                 WHEREAS, the Compensation Committee of the Board of Directors of the Company, at meetings held on June 16, 1993, and October 20, 1993, determined that it would be in the best interests of the Company and its shareholders to assure continuity in the management of the Company's administration and operations by entering into an employment agreement to retain the services of the Employee containing such terms and conditions necessary to maintain the Employee's total compensation, benefits and terms of employment relative to the Company's business and geographic area; and

                 WHEREAS, the Company wishes to assure itself of the continued services of the Employee for the period hereinafter provided, and the Employee is willing to continue in the employ of the Company on a full-time basis for said period, upon the other terms and conditions provided in this Agreement;

                 NOW THEREFORE, it is hereby agreed by an between the parties hereto as follows:

1.  Employment
The Company agrees to continue the Employee in its employ, or in the employ of any of its subsidiaries or affiliates, and the Employee agrees to remain in the employ of the Company or any such subsidiary or affiliate, for the Period of Employment (as hereinafter defined) and upon the other terms and conditions herein provided.

2.  Position and Responsibilities
During the Period of Employment, the Employee agrees to serve the Company or any of its subsidiaries or affiliates in such executive capacity or capacities as the Board of Directors, the Chairman of the Board of Directors and Chief Executive Officer, or any other executive officer of the Company to whom the Employee reports may from time to time determine. During said period, the Employee also agrees to serve, if elected, as an officer and director of any subsidiary or affiliate of the Company.

3.  Term and Duties
         (a) The period of the Employee's employment under this Agreement shall be from the first date written above through the date of confirmation by the U.S. Bankruptcy Court for the District of Delaware of the Chapter 11 re-organization plan of The Columbia Gas System, Inc. (Case No. 91-803), subject to extension by agreement of the Company and the Employee (the "Period of Employment").
         (b) During the Period of Employment and except for illness or incapacity and reasonable vacation periods, the Employee's business time, attention, skill and efforts shall be exclusively devoted to the business and affairs of the Company and its subsidiaries and affiliates; provided, however, that nothing in this Agreement shall preclude the Employee from devoting time during reasonable periods required for:
                 (i) serving as an officer, director or member of a committee of any company or organization involving no conflict of interest with the Company or any of its subsidiaries or affiliates, and subject to Company approval as is normal for such activities,
                 (ii)     fulfilling speaking engagements, and
                 (iii) engaging in charitable and community activities, provided that such activities do not materially affect or interfere with the performance of the Employee's obligations to the Company or any of its subsidiaries or affiliates.

4.  Compensation
         (a) For all services rendered by the Employee in any capacity during the Period of Employment, including services as an executive, officer, director, or member of any committee of the Company or any of its subsidiaries or affiliates, the Employee shall be paid as compensation:
                 (i) a fixed salary at the rate of not less than $292,600 per year, subject to such periodic increases as the Board of Directors of the Company, or a committee designated by said Board, shall deem appropriate in accordance with the customary procedures and practices of the Company or any of its subsidiaries or affiliates regarding the salaries of senior management employees, and
                 (ii) such incentive compensation and bonus, if any, as may be awarded to the Employee from time to time by the Board of Directors of the Company or by a committee designated by said Board in accordance with customary procedures and practices of the Company or any of its subsidiaries or affiliates regarding incentive compensation and bonus awards to key employees.
                 Such salary shall be payable in accordance with the customary payroll practices of the Company or any of its subsidiaries or affiliates, but in no event less frequently than monthly, and any such incentive compensation and bonuses shall be payable in the manner specified by said Board or committee at the time of award. Periodic increases in salary, once granted, shall not be subject to revocation, except as part of a wage or salary reduction program affecting the Company's employees generally.

         (b) In addition, the Employee shall have any rights or benefits that may now or hereafter be provided for the Employee or for which the Employee may be or become eligible under any medical program, dental, life, disability or other insurance or death or disability benefit plan, stock purchase, incentive pay, thrift, savings, or retirement income plan or other form of employee benefit plan now existing or that may hereafter be adopted or awarded by the Company or any of its subsidiaries or affiliates. Specifically, the Employee shall participate in:
                 (i) the Retirement Income Plan for Columbia Gas System Companies, or such other qualified pension plan maintained by the Company or any of its subsidiaries or affiliates in which the Employee is currently participating, and the related program under any "excess benefit plan" (hereinafter referred to collectively as the "Retirement Program");
                 (ii) the Company's Employees' Thrift Plan, or such other qualified thrift or savings plan maintained by the Company or any of its subsidiaries or affiliates in which the Employee is currently eligible to participate, and the related program under any "excess benefit plan" (hereinafter referred to collectively as the "Thrift Plan");
                 (iii)    the Company's group life plan;
                 (iv) the Company's sick leave and long-term disability benefit plans;
                 (v) the Company's medical, including any Health Maintenance Organization plans offered by the Company, and dental plans;
                 (vi) the Company's Contributory Family Life Insurance and Voluntary Personal Accident Insurance Plans; and

                 (vii) equivalent successor plans of the Company or any of its subsidiaries or affiliates for which senior management employees are eligible;

                 provided, however, that nothing in this Agreement shall preclude the Company or any of its subsidiaries or affiliates from amending or terminating any such plan or program, on the condition that such amendment or termination is applicable generally to all employees of the Company or any of its subsidiaries or affiliates.
         (c) In the event the Employee remains employed by the Company or any of its subsidiaries or affiliates at the date of confirmation by the U.S. Bankruptcy Court for the District of Delaware of the Chapter 11 reorganization plan of The Columbia Gas System, Inc. (Case No. 91-803), the Employee shall receive a payment equivalent to his annual base compensation at the time of such confirmation. In the event the Employee's employment is terminated prior to such confirmation for any reason whatsoever, including (but not limited to) death or disability, this payment (or any pro-rata portion thereof) shall not be paid to the Employee or his beneficiary.
5.  Business Expenses
The Employee shall be paid or reimbursed for all reasonable travel or other expenses incurred in connection with the performance of the Employee's duties under this Agreement in accordance with such procedures as the Company or any of its subsidiaries or affiliates may from time to time establish.

6.  Additional Benefits
The payments provided in paragraphs 4, 5, 8, and 11 hereof are in addition to any benefits to which the Employee may be, or may become, entitled under any present or future compensation plan or program of the Company or any of its subsidiaries or affiliates for which key employees are or shall become eligible, including, without limitation, any severance, separation or termination pay program, and the Employee shall be eligible to receive during the Period of Employment all perquisites and emoluments the Employee is receiving at the first date written above and all benefits, perquisites and emoluments for which key employees are eligible under every such plan or program to the extent permissible under the general terms and provisions of such plans or programs and in accordance with the provisions hereof.

7.  Termination of Employment
Notwithstanding any other provision of this Agreement, the Employee's employment under this Agreement may be terminated:

         (a) by the Company or any of its subsidiaries or affiliates, in the event of:
                 (i) the Employee's serious, willful misconduct in respect of the Employee's duties under this Agreement, including conviction for a felony or perpetration of a common law fraud which has resulted, or is likely to result, in material economic damage to the Company or any of its subsidiaries or affiliates;
                 (ii) a disposition (not involving a liquidation, closing or shut-down) of any subsidiary, affiliate, division or district of the Company with which the Employee was employed for a reasonable time prior to the occurrence, if any, or a Change in Control (as hereinafter defined), provided a successor corporation with a net worth at least equal to that of the Company assumes all obligations and undertakings of the Company under this Agreement; or
                 (iii) at any time prior to the occurrence, if any, of a Change in Control (as hereinafter defined), the Employee's repeated failure to follow rules or procedures of the Company or any of its subsidiaries or affiliates, or to meetbona fide objectives and qualifications duly promulgated as part of the customary personnel practices of the Company or any of its subsidiaries or affiliates;
                 by written notice to the Employee, specifying the event relied upon for such termination and given within 180 days after such event;

         (b) by either the Company or any of its subsidiaries or affiliates, if the Employee accepts employment or a consulting position with another company; or

         (c)     by the Employee in the event of any:
                 (i) liquidation, dissolution, consolidation or merger of the Company, or transfer of all or substantially all of its assets, other than a transaction in which a successor corporation with a net worth at least equal to that of the Company assumes this Agreement and all obligations and undertakings of the Company hereunder;
                 (ii) reduction in the Employee's fixed salary or potential incentive compensation or bonus under any plan or program, calculated on the assumption that any objectives for full payment are attained but not exceeded, except a proportionate reduction as part of a wage and salary reduction program affecting the Company's employees generally, or other material breach of this Agreement by the Company or any of its subsidiaries or affiliates; or
                 (iii) at any time on or after the occurrence, if any, of a Change in Control (as hereinafter defined), material change by the Company or any of its subsidiaries or affiliates of the Employee's functions or duties which change would reduce the ranking or level, responsibility, importance or scope of the Employee's position with the Company or any of its subsidiaries or affiliates;

                 by written notice to the Company, specifying the event relied upon for such termination and given within 180 days after such event.

                 As used in this Agreement, "Change in Control" means the happening of any of the following:
                 (i) the acquisition by any party or parties of the beneficial ownership of 25% or more of the voting shares of the Company, or
                 (ii) the occurrence of a transaction requiring shareholders approval for the acquisition of the Company through purchase or exchange of stock or assets, or by merger, or otherwise, or
                 (iii) the election during a period of 24 months, or less, of 30% or more, of the members of the Board of Directors of the Company, without the approval of a majority of the Board of Directors as constituted at the beginning of the period, or

8.  Payments Upon Termination of Employment
In the event of any termination by the Employee pursuant to paragraph 7(c) above, or in the event the Employee's employment under this Agreement is terminated by the Company or any of its subsidiaries or affiliates for any reason other than one of those specified in paragraphs 7(a) or 7(b) above, then, subject to the Employee's compliance with the provisions of paragraph 9 herein, and subject to paragraphs 8(e), (f), and (g) below, the Employee shall be paid, as liquidated damages or severance pay, or both, and the Employee and the dependents, beneficiaries, and estate of the Employee shall be provided with, the following:

         (a)     The Employee shall be paid the excess of:
                 (i) the fixed salary that would otherwise have been provided in paragraph 4(a)(i) above, including the increases therein provided, and any incentive compensation and awards that would otherwise have been payable under the provisions of any plan or program in effect at such termination, calculated on the assumption that any objectives for full payment are obtained but not exceeded, less the amounts, if any, the Employee would have paid in cash in respect of employee benefits provided for in paragraphs 4(b)(iii) through (vii) above if the Employee were still employed, over
                 (ii) the amounts, if any, paid to the Employee pursuant to any retirement, severance, separation, or termination pay program or arrangement of the Company or any of its subsidiaries or affiliates.
                 Such payments shall commence with the month in which termination shall have occurred, shall be made at the times provided in paragraph 4(a) above, and shall continue for a period of 12 months.

         (b) The Employee shall also be paid the aggregate contributions or payments, if any, that would have been made by the Company or any of its subsidiaries or affiliates under the Thrift Plan described in paragraph 4(b)(ii) above or any successor program of the Company in effect on the date on which termination shall have occurred, if the Employee had continued to be employed, and to participate in the Thrift Plan or such successor programs to the same extent as the Employee participated for the last month during which the Employee was permitted to participate, for a period of 12 months thereafter, at an annual rate of compensation equal to that used to calculate the payments provided by paragraph 8(a) above. Such payments shall be made at the times such contributions would ordinarily have been made to the Thrift Plan.

         (c) For a period of 12 months (commencing with the month in which termination shall have occurred), the Employee shall continue to be entitled to all employee benefits provided for in paragraphs 4(b)(iii) through (vii) above as if the Employee were still employed during such period under this Agreement, with benefits based upon the compensation used to calculate the payments provided by paragraph 8(a) above, and if and to the extent that such benefits shall not be payable or provided under any such plan, the Company or any of its subsidiaries or affiliates shall pay or provide such benefits on an individual basis. The benefits provided for in paragraph 4(b)(v) above in accordance with this paragraph 8(c) shall be secondary to any comparable benefits provided by another employer, provided that an appropriate refund is made of any reduction in the amount paid pursuant to paragraph 8(a)(i) which had assumed that such benefits would be primary.

         (d) The Employee and his beneficiary, if any, under the Retirement Program described in paragraph 4(b)(i) above shall also be paid the excess of:
                 (i) the aggregate benefit that would have been paid under the Retirement Program as in effect on the date first above written, if the Employee had continued to be employed and to be entitled to service credit for eligibility and benefit purposes for a period of 12 months, at an annual rate of compensation equal to that used to calculate the payments provided by paragraph 8(a) above, calculated on the assumption that the Employee is fully vested in such benefit, over
                 (ii) the aggregate benefit actually payable under the Retirement Program and any successor retirement program of the Company consisting of a tax-qualified pension plan and a related excess benefit plan.
                 In clarification of the immediately preceding sentence, the aggregate benefit that would have been paid under the

                 Retirement Program shall be calculated as of the normal or early retirement date for which the Employee would have qualified, if the Employee were still employed on that date, and which would produce the highest benefit. Such payments shall commence on the date the Employee or his beneficiary, if any, begins receiving payments under the Retirement Program, shall be paid in the same form as under the Retirement Program and shall continue until payments to the Employee and his beneficiary, if any, cease under the Retirement Program.

         (e) In the event that the Employee's Normal Retirement Date is scheduled to occur during the 12-month period commencing with the month in which the termination shall have occurred, the payments and benefits provided for in paragraphs 8(a) through
                 (d) shall be based on the period ending with said 12-month period.

         (f) In the event that the termination shall occur during the 12-month period commencing on the occurrence, if any, of a Change in Control, the Employee shall be paid, no later than 15 days after the termination, a lump sum cash amount equal to the present value of all amounts otherwise payable to the Employee pursuant to paragraphs 8(a), (b) and (d) above, determined by using a discount factor equal to the interest rate that would have been used by the Pension Benefit Guaranty Corporation for purposes of valuing immediate annuities under a pension plan that terminated two months prior to the date on which termination shall have occurred.

         (g) To the extent that the Employee is entitled to receive cash compensation that is (or would be, if any elective deferral were disregarded) subject to Federal income taxation in respect of other employment or a consulting position with another company during the period upon which the payments and benefits provided for in paragraphs 8(a) through (f) are based, the payments to be made pursuant to such paragraphs shall be correspondingly reduced, and, if necessary, the Employee shall make an appropriate refund to the Company without interest.

9.  Disclosure of Information
The Employee recognizes and acknowledges that the trade secrets and other confidential or proprietary information of the Company and its subsidiaries and affiliates are valuable, special and unique assets of the business of the Company and its subsidiaries and affiliates, access to and knowledge of which are essential to the performance of the Employee's duties under this Agreement. The Employee will not, during or after the Period of Employment, in whole or in part, disclose such secrets or information to any person, firm, corporation, association or other entity (except the authorized representatives of the Company or any of its subsidiaries or affiliates) for any reason or purpose whatsoever, nor shall the Employee make use of any such secrets or information for his own purposes or for the benefit of any person, firm, corporation, association or other entity (except the Company and its subsidiaries and affiliates) under any circumstances, whether during or after the Period of Employment, except as required by law, authorized in writing by order of the Board of Directors of the Company or necessary in the ordinary course of the Employee's duties under this Agreement, provided that, after the Period of Employment, these restrictions shall not apply to such secrets or information that are then in the public domain (provided that the Employee was not, in breach in this paragraph 9, responsible, directly or indirectly, for such secrets or information entering the public domain). In the event of a breach or threatened breach by the Employee of this paragraph 9, the Company shall be entitled to injunctive relief; provided, however, that nothing in this paragraph 9 or in paragraph 8 shall abrogate or prohibit the Company from pursuing any other remedies available to it for such breach or threatened breach, including, but not limited to, the recovery of actual or punitive damages or both.

10.  Source of Payments
All payments provided for in paragraphs 4, 5, 6, 8, and 11 herein shall be paid in cash from the general funds of the Company, its subsidiaries or affiliates. The Company, or its subsidiaries or affiliates, shall not be required to establish a special or separate fund or other segregation of assets to assure such payments.

11.  Litigation Expenses; Arbitration
         (a) In the event of any litigation or other proceeding between the Company or any of its subsidiaries or affiliates and the Employee with respect to the subject matter of this Agreement and the enforcement of rights hereunder, the Employee shall be reimbursed for all reasonable costs and expenses relating to such litigation or other proceeding, including his reasonable attorneys' fees and expenses, provided that such litigation or proceeding results in any:

                 (i) settlement requiring the Company or any of its subsidiaries or affiliates to make a payment to the Employee; or

                 (ii) judgment or order in favor of the Employee, regardless of whether such judgment or order is subsequently reversed on appeal or in a collateral proceeding.

                 In no event shall the Employee be required to reimburse the Company or any of its subsidiaries or affiliates for any of the costs and expenses relating to such litigation or other proceeding. The obligation of the Company or any of its subsidiaries or affiliates under this paragraph 11 shall survive the termination for any reason of this Agreement (whether such termination is by the Company or any of its subsidiaries or affiliates, by the Employee, upon the expiration of this Agreement or otherwise).

         (b) In the event of any dispute or difference between the Company or any of its subsidiaries or affiliates and the Employee with respect to the subject matter of this Agreement and the enforcement of rights hereunder, other than a dispute arising under paragraph 9 above, the Employee may, in his sole discretion by notice to the Company or any such subsidiary or affiliate, require such dispute or difference to be submitted to arbitration. The arbitrator or arbitrators shall be selected by agreement of the parties or, if they cannot agree on an arbitrator or arbitrators within 30 days after the Employee had notified the Company or any of its subsidiaries or affiliates of his desire to have the question settled by arbitration, then the arbitrator or arbitrators shall be selected by the American Arbitration Association (the "AAA") in Philadelphia, Pennsylvania, upon the application of the Employee. The determination reached in such arbitration shall be final and binding on both parties without any right of appeal or further dispute. Execution of the determination by such arbitrator or arbitrators may be sought in any court of competent jurisdiction. The arbitrators shall not be bound by judicial formalities and may abstain from following the strict rule of evidence and shall interpret this Agreement as an honorable engagement and not merely as a legal obligation. Unless otherwise agreed by the parties, any such arbitration shall take place in Wilmington, Delaware, and shall be conducted in accordance with the rules of the AAA.

12.  Income Tax Withholding
The Company or any of its subsidiaries or affiliates may withhold from any payments made under this Agreement all Federal, State, City or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

13.  Entire Understanding
This Agreement contains the entire understanding between the Company or any of its subsidiaries or affiliates and the Employee with respect to the subject matter hereof and supersedes any prior employment agreement between the Company or any of its subsidiaries or affiliates and the Employee, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to the Employee of a kind elsewhere provided and not expressly provided in this Agreement.

14.  Severability
If, for any reason, any one or more of the provisions or part of a provision contained in this Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement not held so invalid, illegal or unenforceable, and each other provision or part of a provision shall to the full extent consistent with law continue in full force and effect. If this Agreement is held invalid or cannot be enforced, then to the full extent permitted by law any prior agreement between the Company or any of its subsidiaries or affiliates and the Employee shall be deemed reinstated as if this Agreement had not been executed.

15.  Consolidation, Merger, or Sale of Assets
Nothing in this Agreement shall preclude the Company or any of its subsidiaries or affiliates from consolidating or merging into or with, or transferring all or substantially all of its assets to, another corporation which assumes this Agreement and all obligations and undertakings of the Company or any of its subsidiaries or affiliates hereunder. Upon such a consolidation, merger or transfer of assets and assumption, the term, "the Company," as used herein shall mean such other corporation and this Agreement shall continue in full force and effect.

16.  Notices
All notices, requests, demands and other communications required or permitted hereunder shall be given in writing and shall be deemed to have been duly given if delivered or mailed, postage prepaid, first class as follows:

         (a)     to the Company or any of its subsidiaries or affiliates at:



                               20 Montchanin Road
                             Wilmington, DE  19807

                  Attention:  Vice President, Human Resources




         (b)     to the Employee at:


                            Mr. Daniel L. Bell, Jr.
                               6500 Kennett Pike
                             Chadds Ford, PA  19317


                 or to such other address as either party shall have previously specified in writing to the other.

17.  No Attachment
Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

18.  Binding Agreement
This Agreement shall be binding upon, and shall inure to the benefit of, the Employee and the Company or any of its subsidiaries or affiliates and their respective permitted successors and assigns.

19.  Modification and Waiver
This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement except by written instrument signed by the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

20.  Headings of No Effect
The paragraph headings contained in this Agreement are included solely for convenience of reference and shall not in any way affect the meaning or interpretation of any of the provisions of this Agreement.

21.  Governing Law
This Agreement and its validity, interpretation, performance, and enforcement shall be governed by the laws of the State of Delaware.

                 IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and its seal to be affixed hereunto by the Chairman of the Compensation Committee of its Board of Directors thereunto duly authorized, and the Employee has signed this Agreement, all as of the date first above written.

                                                            THE COLUMBIA GAS SYSTEM, INC.

ATTEST:
                                                            By:
                                                               --------------------------
                                                               Chairman,
                                                               Compensation Committee
         Secretary                                             of the Board of Directors





                                                            By: /S/ DANIEL L. BELL, JR.
                                                               --------------------------
                                                                    Daniel L. Bell, Jr.

                              EMPLOYMENT AGREEMENT


                                    between


                         The Columbia Gas System, Inc.


                                      and




                                C. Ronald Tilley





                                  dated as of




                                 July 19, 1993

                 THIS AGREEMENT, made effective as of July 19, 1993, by and between The Columbia Gas System, Inc. (the "Company"), a Delaware corporation, and C. Ronald Tilley of Columbus, Ohio (the "Employee"),

                         W I T N E S S E T H    T H A T

                 WHEREAS, the Employee is a valuable employee of the Company and an integral part of its management who participates in the decision-making process relative to short and long term planning and policy for the Company; and

                 WHEREAS, the Compensation Committee of the Board of Directors of the Company, at meetings held on June 16, 1993, and October 20, 1993, determined that it would be in the best interests of the Company and its shareholders to assure continuity in the management of the Company's administration and operations by entering into an employment agreement to retain the services of the Employee containing such terms and conditions necessary to maintain the Employee's total compensation, benefits and terms of employment relative to the Company's business and geographic area; and

                 WHEREAS, the Company wishes to assure itself of the continued services of the Employee for the period hereinafter provided, and the Employee is willing to continue in the employ of the Company on a full-time basis for said period, upon the other terms and conditions provided in this Agreement;

                 NOW THEREFORE, it is hereby agreed by an between the parties hereto as follows:
1.  Employment
The Company agrees to continue the Employee in its employ, or in the employ of any of its subsidiaries or affiliates, and the Employee agrees to remain in the employ of the Company or any such subsidiary or affiliate, for the Period of Employment (as hereinafter defined) and upon the other terms and conditions herein provided.

2.  Position and Responsibilities
During the Period of Employment, the Employee agrees to serve the Company or any of its subsidiaries or affiliates in such executive capacity or capacities as the Board of Directors, the Chairman of the Board of Directors and Chief Executive Officer, or any other executive officer of the Company to whom the Employee reports may from time to time determine. During said period, the Employee also agrees to serve, if elected, as an officer and director of any subsidiary or affiliate of the Company.

3.  Term and Duties
         (a) The period of the Employee's employment under this Agreement shall be from the first date written above through July 18, 1995, subject to extension by agreement of the Company and the Employee (the "Period of Employment"); provided, however, that the Period of Employment shall cease on the Employee's normal retirement date ("Normal Retirement Date") under the Company's Retirement Program [as defined in paragraph 4(b)(i) below] unless the Company has waived this condition by notice to the Employee.

         (b) During the Period of Employment and except for illness or incapacity and reasonable vacation periods, the Employee's business time, attention, skill and efforts shall be exclusively devoted to the business and affairs of the Company and its subsidiaries and affiliates; provided, however, that nothing in this Agreement shall preclude the Employee from devoting time during reasonable periods required for:
                 (i) serving as an officer, director or member of a committee of any company or organization involving no conflict of interest with the Company or any of its subsidiaries or affiliates, and subject to Company approval as is normal for such activities,
                 (ii)     fulfilling speaking engagements, and
                 (iii) engaging in charitable and community activities, provided that such activities do not materially affect or interfere with the performance of the Employee's obligations to the Company or any of its subsidiaries or affiliates.

4.  Compensation
         (a) For all services rendered by the Employee in any capacity during the Period of Employment, including services as an executive, officer, director, or member of any committee of the Company or any of its subsidiaries or affiliates, the Employee shall be paid as compensation:
                 (i) a fixed salary at the rate of not less than $331,900 per year, subject to such periodic increases as the Board of Directors of the Company, or a committee designated by said Board, shall deem appropriate in accordance with the customary procedures and practices of the Company or any of its subsidiaries or affiliates regarding the salaries of senior management employees, and
                 (ii) such incentive compensation and bonus, if any, as may be awarded to the Employee from time to time by the Board of Directors of the Company or by a committee designated by said Board in accordance with customary procedures and practices of the Company or any of its subsidiaries or affiliates regarding incentive compensation and bonus awards to key employees.

                 Such salary shall be payable in accordance with the customary payroll practices of the Company or any of its subsidiaries or affiliates, but in no event less frequently than monthly, and any such incentive compensation and bonuses shall be payable in the manner specified by said Board or committee at the time of award. Periodic increases in salary, once granted, shall not be subject to revocation, except as part of a wage or salary reduction program affecting the Company's employees generally.

         (b) In addition, the Employee shall have any rights or benefits that may now or hereafter be provided for the Employee or for which the Employee may be or become eligible under any medical program, dental, life, disability or other insurance or death or disability benefit plan, stock purchase, incentive pay, thrift, savings, or retirement income plan or other form of employee benefit plan now existing or that may hereafter be adopted or awarded by the Company or any of its subsidiaries or affiliates. Specifically, the Employee shall participate in:
                 (i) the Retirement Income Plan for Columbia Gas System Companies, or such other qualified pension plan maintained by the Company or any of its subsidiaries or affiliates in which the Employee is currently participating, and the related program under any "excess benefit plan" (hereinafter referred to collectively as the "Retirement Program");
                 (ii) the Company's Employees' Thrift Plan, or such other qualified thrift or savings plan maintained by the Company or any of its subsidiaries or affiliates in which the Employee is currently eligible to participate, and the related program under any

                          "excess benefit plan" (hereinafter referred to collectively as the "Thrift Plan");
                 (iii)    the Company's group life plan;
                 (iv) the Company's sick leave and long-term disability benefit plans;
                 (v) the Company's medical, including any Health Maintenance Organization plans offered by the Company, and dental plans;
                 (vi) the Company's Contributory Family Life Insurance and Voluntary Personal Accident Insurance Plans; and
                 (vii) equivalent successor plans of the Company or any of its subsidiaries or affiliates for which senior management employees are eligible;
                 provided, however, that nothing in this Agreement shall preclude the Company or any of its subsidiaries or affiliates from amending or terminating any such plan or program, on the condition that such amendment or termination is applicable generally to all employees of the Company or any of its subsidiaries or affiliates.
         (c) In the event the Employee remains employed by the Company or any of its subsidiaries or affiliates on July 18, 1994, the Employee shall receive a special recognition award equivalent to his annual base compensation at that time; provided, however, that if Employee's employment is terminated prior to July 18, 1994 because of his death or disability, or a Change of Control as defined in paragraph 7(c), or because the Employee is terminated by the Company or any of its subsidiaries or affiliates for a reason other than those specified in paragraphs 7(a) or 7(b), then a pro-rata share of this award shall be paid to the Employee or the Employee's beneficiary. Said pro- rata share shall be based on the date of the Employee's aforesaid termination of employment in relation to the period of July 19, 1993 through July 18, 1994, and shall be paid to the

         Employee or the Employee's beneficiary as soon as practicable after said termination. Such award shall not be considered as an offset under paragraph 8(a)(ii).
5.  Business Expenses
The Employee shall be paid or reimbursed for all reasonable travel or other expenses incurred in connection with the performance of the Employee's duties under this Agreement in accordance with such procedures as the Company or any of its subsidiaries or affiliates may from time to time establish.

6.  Additional Benefits
The payments provided in paragraphs 4, 5, 8, and 11 hereof are in addition to any benefits to which the Employee may be, or may become, entitled under any present or future compensation plan or program of the Company or any of its subsidiaries or affiliates for which key employees are or shall become eligible, including, without limitation, eligibility to participate in a modified Annual Incentive Plan for the calendar year 1993 and any severance, separation or termination pay program, and the Employee shall be eligible to receive during the Period of Employment all perquisites and emoluments the Employee is receiving at the first date written above and all benefits, perquisites and emoluments for which key employees are eligible under every such plan or program to the extent permissible under the general terms and provisions of such plans or programs and in accordance with the provisions hereof.

7.  Termination of Employment
Notwithstanding any other provision of this Agreement, the Employee's employment under this Agreement may be terminated:

         (a) by the Company or any of its subsidiaries or affiliates, in the event of:
                  (i) the Employee's serious, willful misconduct in respect of the Employee's duties under this Agreement, including conviction for a felony or perpetration of a common law fraud which has resulted, or is likely to result, in material economic damage to the Company or any of its subsidiaries or affiliates;
                 (ii) a disposition (not involving a liquidation, closing or shut-down) of any subsidiary, affiliate, division or district of the Company with which the Employee was employed for a reasonable time prior to the occurrence, if any, or a Change in Control (as hereinafter defined), provided a successor corporation with a net worth at least equal to that of the Company assumes all obligations and undertakings of the Company under this Agreement; or
                 (iii) at any time prior to the occurrence, if any, of a Change in Control (as hereinafter defined), the Employee's repeated failure to follow rules or procedures of the Company or any of its subsidiaries or affiliates, or to meetbona fide objectives and qualifications duly promulgated as part of the customary personnel practices of the Company or any of its subsidiaries or affiliates;
                 by written notice to the Employee, specifying the event relied upon for such termination and given within 180 days after such event;

         (b) by either the Company or any of its subsidiaries or affiliates, if the Employee accepts employment or a consulting position with another company; or

         (c)     by the Employee in the event of any:
                 (i) liquidation, dissolution, consolidation or merger of the Company, or transfer of all or substantially all of its assets, other than a transaction in which a successor corporation with a net worth at least equal to that of the Company assumes this Agreement and all obligations and undertakings of the Company hereunder;
                 (ii) reduction in the Employee's fixed salary or potential incentive compensation or bonus under any plan or program, calculated on the assumption that any objectives for full payment are attained but not exceeded, except a proportionate reduction as part of a wage and salary reduction program affecting the Company's employees generally, or other material breach of this Agreement by the Company or any of its subsidiaries or affiliates; or
                 (iii) at any time on or after the occurrence, if any, of a Change in Control (as hereinafter defined), material change by the Company or any of its subsidiaries or affiliates of the Employee's functions or duties which change would reduce the ranking or level, responsibility, importance or scope of the Employee's position with the Company or any of its subsidiaries or affiliates;
                 by written notice to the Company, specifying the event relied upon for such termination and given within 180 days after such event.

                 As used in this Agreement, "Change in Control" means the happening of any of the following:
                 (i) the acquisition by any party or parties of the beneficial ownership of 25% or more of the voting shares of the Company, or
                 (ii) the occurrence of a transaction requiring shareholders approval for the acquisition of the

                          Company through purchase or exchange of stock or assets, or by merger, or otherwise, or
                 (iii) the election during a period of 24 months, or less, of 30% or more, of the members of the Board of Directors of the Company, without the approval of a majority of the Board of Directors as constituted at the beginning of the period.

8.  Payments Upon Termination of Employment
In the event of any termination by the Employee pursuant to paragraph 7(c) above, or in the event the Employee's employment under this Agreement is terminated by the Company or any of its subsidiaries or affiliates for any reason other than one of those specified in paragraphs 7(a) or 7(b) above, then, subject to the Employee's compliance with the provisions of paragraph 9 herein, and subject to paragraphs 8(e), (f), and (g) below, the Employee shall be paid, as liquidated damages or severance pay, or both, and the Employee and the dependents, beneficiaries, and estate of the Employee shall be provided with, the following:

         (a)     The Employee shall be paid the excess of:
                 (i) the fixed salary that would otherwise have been provided in paragraph 4(a)(i) above, including the increases therein provided, and any incentive compensation and awards that would otherwise have been payable under the provisions of any plan or program in effect at such termination, calculated on the assumption that any objectives for full payment are obtained but not exceeded, less the amounts, if any, the Employee would have paid in cash in respect of employee benefits provided for in paragraphs 4(b)(iii) through (vii) above if the Employee were still employed, over
                 (ii) the amounts, if any, paid to the Employee pursuant to any retirement, severance, separation, or termination pay program or arrangement of the Company or any of its subsidiaries or affiliates.

                 Such payments shall commence with the month in which termination shall have occurred, shall be made at the times provided in paragraph 4(a) above, and shall continue for a period of 12 months.

         (b) The Employee shall also be paid the aggregate contributions or payments, if any, that would have been made by the Company or any of its subsidiaries or affiliates under the Thrift Plan described in paragraph 4(b)(ii) above or any successor program of the Company in effect on the date on which termination shall have occurred, if the Employee had continued to be employed, and to participate in the Thrift Plan or such successor programs to the same extent as the Employee participated for the last month during which the Employee was permitted to participate, for a period of 12 months thereafter, at an annual rate of compensation equal to that used to calculate the payments provided by paragraph 8(a) above. Such payments shall be made at the times such contributions would ordinarily have been made to the Thrift Plan.

         (c) For a period of 12 months (commencing with the month in which termination shall have occurred), the Employee shall continue to be entitled to all employee benefits provided for in paragraphs 4(b)(iii) through (vii) above as if the Employee were still employed during such period under this Agreement, with benefits based upon the compensation used to calculate the payments provided by paragraph 8(a) above, and if and to the extent that such benefits shall not be payable or provided under any such plan, the Company or any of its subsidiaries or affiliates shall pay or provide such benefits on an individual basis. The benefits provided for in paragraph 4(b)(v) above in accordance with this paragraph 8(c) shall be secondary to any comparable benefits provided by another employer, provided that an appropriate refund is made of any reduction in the amount paid pursuant to paragraph 8(a)(i) which had assumed that such benefits would be primary.

         (d) The Employee and his beneficiary, if any, under the Retirement Program described in paragraph 4(b)(i) above shall also be paid the excess of:
                 (i) the aggregate benefit that would have been paid under the Retirement Program as in effect on the date first above written, if the Employee had continued to be employed and to be entitled to service credit for eligibility and benefit purposes for a period of 12 months, at an annual rate of compensation equal to that used to calculate the payments provided by paragraph 8(a) above, calculated on the assumption that the Employee is fully vested in such benefit, over
                 (ii) the aggregate benefit actually payable under the Retirement Program and any successor retirement program of the Company consisting of a tax-qualified pension plan and a related excess benefit plan.
                 In clarification of the immediately preceding sentence, the aggregate benefit that would have been paid under the Retirement Program shall be calculated as of the normal or early retirement date for which the Employee would have qualified, if the Employee were still employed on that date, and which would produce the highest benefit. Such payments shall commence on the date the Employee or his beneficiary, if any, begins receiving payments under the Retirement Program, shall be paid in the same form as under the Retirement Program and shall continue until payments to the Employee and his beneficiary, if any, cease under the Retirement Program.

         (e) In the event that the Employee's Normal Retirement Date is scheduled to occur during the 12-month period commencing with the month in which the termination shall have occurred, the payments and benefits provided for in paragraphs 8(a) through
                 (d) shall be based on the period commencing with such month and ending with the month in which the Employee's Normal Retirement Date occurs instead of said 12-month period, regardless of whether the Company shall have extended the Period of Employment beyond the Employee's Normal Retirement Date pursuant to paragraph 3(a).

         (f) In the event that the termination shall occur during the 12-month period commencing on the occurrence, if any, of a Change in Control, the Employee shall be paid, no later than 15 days after the termination, a lump sum cash amount equal to the present value of all amounts otherwise payable to the Employee pursuant to paragraphs 8(a), (b), and (d) above, determined by using a discount factor equal to the interest rate that would have been used by the Pension Benefit Guaranty Corporation for purposes of valuing immediate annuities under a pension plan that terminated two months prior to the date on which termination shall have occurred.

         (g) To the extent that the Employee is entitled to receive cash compensation that is (or would be, if any elective deferral
                 were disregarded) subject to Federal income taxation   in
                 respect of other employment or a consulting position with another company during the period upon which the payments and benefits provided for in paragraphs 8(a) through (f) are based, the payments to be made pursuant to such paragraphs shall be correspondingly reduced, and, if necessary, the Employee shall make an appropriate refund to the Company without interest.

9.  Disclosure of Information
The Employee recognizes and acknowledges that the trade secrets and other confidential or proprietary information of the Company and its subsidiaries and affiliates are valuable, special and unique assets of the business of the Company and its subsidiaries and affiliates, access to and knowledge of which are essential to the performance of the Employee's duties under this Agreement. The Employee will not, during or after the Period of Employment, in whole or in part, disclose such secrets or information to any person, firm, corporation, association or other entity (except the authorized representatives of the Company or any of its subsidiaries or affiliates) for any reason or purpose whatsoever, nor shall the Employee make use of any such secrets or information for his own purposes or for the benefit of any person, firm, corporation, association or other entity (except the Company and its subsidiaries and affiliates) under any circumstances, whether during or after the Period of Employment, except as required by law, authorized in writing by order of the Board of Directors of the Company or necessary in the ordinary course of the Employee's duties under this Agreement, provided that, after the Period of Employment, these restrictions shall not apply to such secrets or information that are then in the public domain (provided that the Employee was not, in breach in this paragraph 9, responsible, directly or indirectly, for such secrets or information entering the public domain). In the event of a breach or threatened breach by the Employee of this paragraph 9, the Company shall be entitled to injunctive relief; provided, however, that nothing in this paragraph 9 or in paragraph 8 shall abrogate or prohibit the Company from pursuing any other remedies available to it for such breach or threatened breach, including, but not limited to, the recovery of actual or punitive damages or both.

10.  Source of Payments
All payments provided for in paragraphs 4, 5, 6, 8, and 11 herein shall be paid in cash from the general funds of the Company, its subsidiaries or affiliates. The Company, or its subsidiaries or affiliates, shall not be required to establish a special or separate fund or other segregation of assets to assure such payments.

11.  Litigation Expenses; Arbitration
         (a) In the event of any litigation or other proceeding between the Company or any of its subsidiaries or affiliates and the Employee with respect to the subject matter of this Agreement and the enforcement of rights hereunder, the Employee shall be reimbursed for all reasonable costs and expenses relating to such litigation or other proceeding, including his reasonable attorneys' fees and expenses, provided that such litigation or proceeding results in any:

                 (i) settlement requiring the Company or any of its subsidiaries or affiliates to make a payment to the Employee; or

                 (ii) judgment or order in favor of the Employee, regardless of whether such judgment or order is subsequently reversed on appeal or in a collateral proceeding.

                 In no event shall the Employee be required to reimburse the Company or any of its subsidiaries or affiliates for any of the costs and expenses relating to such litigation or other proceeding. The obligation of the Company or any of its subsidiaries or affiliates under this paragraph 11 shall survive the termination for any reason of this Agreement (whether such termination is by the Company or any of its subsidiaries or affiliates, by the Employee, upon the expiration of this Agreement or otherwise).

         (b) In the event of any dispute or difference between the Company or any of its subsidiaries or affiliates and the Employee with respect to the subject matter of this Agreement and the enforcement of rights hereunder, other than a dispute arising under paragraph 9 above, the Employee may, in his sole discretion by notice to the Company or any such subsidiary or affiliate, require such dispute or difference to be submitted to arbitration. The arbitrator or arbitrators shall be selected by agreement of the parties or, if they cannot agree on an arbitrator or arbitrators within 30 days after the Employee had notified the Company or any of its subsidiaries or affiliates of his desire to have the question settled by arbitration, then the arbitrator or arbitrators shall be selected by the American Arbitration Association (the "AAA") in Philadelphia, Pennsylvania, upon the application of the Employee. The determination reached in such arbitration shall be final and binding on both parties without any right of appeal or further dispute. Execution of the determination by such arbitrator or arbitrators may be sought in any court of competent jurisdiction. The arbitrators shall not be bound by judicial formalities and may abstain from following the strict rule of evidence and shall interpret this Agreement as an honorable engagement and not merely as a legal obligation. Unless otherwise agreed by the parties, any such arbitration shall take place in Wilmington, Delaware, and shall be conducted in accordance with the rules of the AAA.

12.  Income Tax Withholding
The Company or any of its subsidiaries or affiliates may withhold from any payments made under this Agreement all Federal, State, City or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

13.  Entire Understanding
This Agreement contains the entire understanding between the Company or any of its subsidiaries or affiliates and the Employee with respect to the subject matter hereof and supersedes any prior employment agreement between the Company or any of its subsidiaries or affiliates and the Employee, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to the Employee of a kind elsewhere provided and not expressly provided in this Agreement.

14.  Severability
If, for any reason, any one or more of the provisions or part of a provision contained in this Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement not held so invalid, illegal or unenforceable, and each other provision or part of a provision shall to the full extent consistent with law continue in full force and effect. If this Agreement is held invalid or cannot be enforced, then to the full extent permitted by law any prior agreement between the Company or any of its subsidiaries or affiliates and the Employee shall be deemed reinstated as if this Agreement had not been executed.

15.  Consolidation, Merger, or Sale of Assets
Nothing in this Agreement shall preclude the Company or any of its subsidiaries or affiliates from consolidating or merging into or with, or transferring all or substantially all of its assets to, another corporation which assumes this Agreement and all obligations and undertakings of the Company or any of its subsidiaries or affiliates hereunder. Upon such a consolidation, merger or transfer of assets and assumption, the term, "the Company," as used herein shall mean such other corporation and this Agreement shall continue in full force and effect.

16.  Notices
All notices, requests, demands and other communications required or permitted hereunder shall be given in writing and shall be deemed to have been duly given if delivered or mailed, postage prepaid, first class as follows:

         (a)     to the Company or any of its subsidiaries or affiliates at:



                               20 Montchanin Road
                             Wilmington, DE  19807

                  Attention:  Vice President, Human Resources




         (b)     to the Employee at:


                              Mr. C. Ronald Tilley
                               900 Gatehouse Lane
                              Columbus, OH  43235


                 or to such other address as either party shall have previously specified in writing to the other.

17.  No Attachment
Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

18.  Binding Agreement
This Agreement shall be binding upon, and shall inure to the benefit of, the Employee and the Company or any of its subsidiaries or affiliates and their respective permitted successors and assigns.

19.  Modification and Waiver
This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement except by written instrument signed by the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

20.  Headings of No Effect
The paragraph headings contained in this Agreement are included solely for convenience of reference and shall not in any way affect the meaning or interpretation of any of the provisions of this Agreement.

21.  Governing Law
This Agreement and its validity, interpretation, performance, and enforcement shall be governed by the laws of the State of Delaware.

                 IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and its seal to be affixed hereunto by the Chairman of the Compensation Committee of its Board of Directors thereunto duly authorized, and the Employee has signed this Agreement, all as of the date first above written.

                                                            THE COLUMBIA GAS SYSTEM, INC.

ATTEST:
                                                            By:
                                                               --------------------------
                                                               Chairman,
                                                               Compensation Committee
         Secretary                                             of the Board of Directors





                                                            By: /s/ C. RONALD TILLEY
                                                               --------------------------
                                                                    C. Ronald Tilley

                              EMPLOYMENT AGREEMENT


                                    between


                         The Columbia Gas System, Inc.


                                      and




                             Robert A. Oswald, Jr.





                                  dated as of




                                 July 19, 1993

                 THIS AGREEMENT, made effective as of July 19, 1993, by and between The Columbia Gas System, Inc. (the "Company"), a Delaware corporation, and Robert A. Oswald, Jr., of Wilmington, Delaware (the "Employee"),

                         W I T N E S S E T H    T H A T

                 WHEREAS, the Employee is a valuable employee of the Company and an integral part of its management who participates in the decision-making process relative to short and long term planning and policy for the Company; and

                 WHEREAS, the Compensation Committee of the Board of Directors of the Company, at meetings held on June 16, 1993, and October 20, 1993, determined that it would be in the best interests of the Company and its shareholders to assure continuity in the management of the Company's administration and operations by entering into an employment agreement to retain the services of the Employee containing such terms and conditions necessary to maintain the Employee's total compensation, benefits and terms of employment relative to the Company's business and geographic area; and

                 WHEREAS, the Company wishes to assure itself of the continued services of the Employee for the period hereinafter provided, and the Employee is willing to continue in the employ of the Company on a full-time basis for said period, upon the other terms and conditions provided in this Agreement;

                 NOW THEREFORE, it is hereby agreed by an between the parties hereto as follows:

1.  Employment
The Company agrees to continue the Employee in its employ, or in the employ of any of its subsidiaries or affiliates, and the Employee agrees to remain in the employ of the Company or any such subsidiary or affiliate, for the Period of

Employment (as hereinafter defined) and upon the other terms and conditions herein provided.

2.  Position and Responsibilities
During the Period of Employment, the Employee agrees to serve the Company or any of its subsidiaries or affiliates in such executive capacity or capacities as the Board of Directors, the Chairman of the Board of Directors and Chief Executive Officer, or any other executive officer of the Company to whom the Employee reports may from time to time determine. During said period, the Employee also agrees to serve, if elected, as an officer and director of any subsidiary or affiliate of the Company.

3.  Term and Duties
         (a) The period of the Employee's employment under this Agreement shall be from the first date written above through the date of confirmation by the U.S. Bankruptcy Court for the District of Delaware of the Chapter 11 reorganization plan of The Columbia Gas System, Inc., (Case No. 91-803), subject to extension by agreement of the Company and the Employee (the "Period of Employment"); provided, however, that the Period of Employment shall cease on the Employee's normal retirement date ("Normal Retirement Date") under the Company's Retirement Program [as defined in paragraph 4(b)(i) below] unless the Company has waived this condition by notice to the Employee.

         (b) During the Period of Employment and except for illness or incapacity and reasonable vacation periods, the Employee's business time, attention, skill and efforts shall be exclusively devoted to the business and affairs of the Company and its subsidiaries and affiliates; provided, however, that nothing in this Agreement shall preclude the Employee from devoting time during reasonable periods required for:

                 (i) serving as an officer, director or member of a committee of any company or organization involving no conflict of interest with the Company or any of its subsidiaries or affiliates, and subject to Company approval as is normal for such activities,
                 (ii)     fulfilling speaking engagements, and
                 (iii) engaging in charitable and community activities, provided that such activities do not materially affect or interfere with the performance of the Employee's obligations to the Company or any of its subsidiaries or affiliates.

4.  Compensation
         (a) For all services rendered by the Employee in any capacity during the Period of Employment, including services as an executive, officer, director, or member of any committee of the Company or any of its subsidiaries or affiliates, the Employee shall be paid as compensation:
                 (i) a fixed salary at the rate of not less than $334,750 per year, subject to such periodic increases as the Board of Directors of the Company, or a committee designated by said Board, shall deem appropriate in accordance with the customary procedures and practices of the Company or any of its subsidiaries or affiliates regarding the salaries of senior management employees, and
                 (ii) such incentive compensation and bonus, if any, as may be awarded to the Employee from time to time by the Board of Directors of the Company or by a committee designated by said Board in accordance with customary procedures and practices of the Company or any of its subsidiaries or affiliates regarding incentive compensation and bonus awards to key employees.

                 Such salary shall be payable in accordance with the customary payroll practices of the Company or any of its subsidiaries or affiliates, but in no event less frequently than monthly, and any such incentive compensation and bonuses shall be payable in the manner specified by said Board or committee at the time of award. Periodic increases in salary, once granted, shall not be subject to revocation, except as part of a wage or salary reduction program affecting the Company's employees generally.

         (b) In addition, the Employee shall have any rights or benefits that may now or hereafter be provided for the Employee or for which the Employee may be or become eligible under any medical program, dental, life, disability or other insurance or death or disability benefit plan, stock purchase, incentive pay, thrift, savings, or retirement income plan or other form of employee benefit plan now existing or that may hereafter be adopted or awarded by the Company or any of its subsidiaries or affiliates. Specifically, the Employee shall participate in:
                 (i) the Retirement Income Plan for Columbia Gas System Companies, or such other qualified pension plan maintained by the Company or any of its subsidiaries or affiliates in which the Employee is currently participating, and the related program under any "excess benefit plan" (hereinafter referred to collectively as the "Retirement Program");

                 (ii) the Company's Employees' Thrift Plan, or such other qualified thrift or savings plan maintained by the Company or any of its subsidiaries or affiliates in which the Employee is currently eligible to participate, and the related program under any "excess benefit plan" (hereinafter referred to collectively as the "Thrift Plan");
                 (iii)    the Company's group life plan;
                 (iv) the Company's sick leave and long-term disability benefit plans;
                 (v) the Company's medical, including any Health Maintenance Organization plans offered by the Company, and dental plans;
                 (vi) the Company's Contributory Family Life Insurance and Voluntary Personal Accident Insurance Plans; and
                 (vii) equivalent successor plans of the Company or any of its subsidiaries or affiliates for which senior management employees are eligible;
                 provided, however, that nothing in this Agreement shall preclude the Company or any of its subsidiaries or affiliates from amending or terminating any such plan or program, on the condition that such amendment or termination is applicable generally to all employees of the Company or any of its subsidiaries or affiliates.
         (c) In the event the Employee remains employed by the Company or any of its subsidiaries or affiliates at the date of confirmation by the U.S. Bankruptcy Court for the District of Delaware of the Chapter 11 reorganization plan of The Columbia Gas System, Inc., (Case No. 91-803), the Employee shall receive a payment equivalent to his annual base compensation at the time of such confirmation. In the event the Employee's employment is terminated prior to such confirmation for any reason whatsoever, including (but not limited to) death or disability, this payment (or any pro-rata portion thereof) shall not be paid to the Employee or his beneficiary.

5.  Business Expenses
The Employee shall be paid or reimbursed for all reasonable travel or other expenses incurred in connection with the performance of the Employee's duties under this Agreement in accordance with such procedures as the Company or any of its subsidiaries or affiliates may from time to time establish.

6.  Additional Benefits
The payments provided in paragraphs 4, 5, 8, and 11 hereof are in addition to any benefits to which the Employee may be, or may become, entitled under any present or future compensation plan or program of the Company or any of its subsidiaries or affiliates for which key employees are or shall become eligible, including, without limitation, any severance, separation or termination pay program, and the Employee shall be eligible to receive during the Period of Employment all perquisites and emoluments the Employee is receiving at the first date written above and all benefits, perquisites and emoluments for which key employees are eligible under every such plan or program to the extent permissible under the general terms and provisions of such plans or programs and in accordance with the provisions hereof.

7.  Termination of Employment
Notwithstanding any other provision of this Agreement, the Employee's employment under this Agreement may be terminated:

         (a) by the Company or any of its subsidiaries or affiliates, in the event of:
                 (i) the Employee's serious, willful misconduct in respect of the Employee's duties under this Agreement, including conviction for a felony or perpetration of a common law fraud which has resulted, or is likely to result, in material economic damage to the Company or any of its subsidiaries or affiliates;
                 (ii) a disposition (not involving a liquidation, closing or shut-down) of any subsidiary, affiliate, division or district of the Company with which the Employee was employed for a reasonable time prior to the occurrence, if any, or a Change in Control (as hereinafter defined), provided a successor corporation with a net worth at least equal to that of the Company assumes all obligations and undertakings of the Company under this Agreement; or
                 (iii) at any time prior to the occurrence, if any, of a Change in Control (as hereinafter defined), the Employee's repeated failure to follow rules or procedures of the Company or any of its subsidiaries or affiliates, or to meetbona fide objectives and qualifications duly promulgated as part of the customary personnel practices of the Company or any of its subsidiaries or affiliates;
                 by written notice to the Employee, specifying the event relied upon for such termination and given within 180 days after such event;

         (b) by either the Company or any of its subsidiaries or affiliates, if the Employee accepts employment or a consulting position with another company; or

         (c)     by the Employee in the event of any:
                 (i) liquidation, dissolution, consolidation or merger of the Company, or transfer of all or substantially all of its assets, other than a transaction in which a successor corporation with a net worth at least equal to that of the Company assumes this Agreement and all obligations and undertakings of the Company hereunder;
                 (ii) reduction in the Employee's fixed salary or potential incentive compensation or bonus under any plan or program, calculated on the assumption that any objectives for full payment are attained but not exceeded, except a proportionate reduction as part of a wage and salary reduction program affecting the Company's employees generally, or other material breach of this Agreement by the Company or any of its subsidiaries or affiliates; or
                 (iii) at any time on or after the occurrence, if any, of a Change in Control (as hereinafter defined), material change by the Company or any of its subsidiaries or affiliates of the Employee's functions or duties which change would reduce the ranking or level, responsibility, importance or scope of the Employee's position with the Company or any of its subsidiaries or affiliates;
                 by written notice to the Company, specifying the event relied upon for such termination and given within 180 days after such event.

                 As used in this Agreement, "Change in Control" means the happening of any of the following:
                 (i) the acquisition by any party or parties of the beneficial ownership of 25% or more of the voting shares of the Company, or
                 (ii) the occurrence of a transaction requiring shareholders approval for the acquisition of the Company through purchase or exchange of stock or assets, or by merger, or otherwise, or
                 (iii) the election during a period of 24 months, or less, of 30% or more, of the members of the Board of Directors of the Company, without the approval of a majority of the Board of Directors as constituted at the beginning of the period, or

8.  Payments Upon Termination of Employment
In the event of any termination by the Employee pursuant to paragraph 7(c) above, or in the event the Employee's employment under this Agreement is terminated by the Company or any of its subsidiaries or affiliates for any reason other than one of those specified in paragraphs 7(a) or 7(b) above, then, subject to the Employee's compliance with the provisions of paragraph 9 herein, and subject to paragraphs 8(e), (f), and (g) below, the Employee shall be paid, as liquidated damages or severance pay, or both, and the Employee and the dependents, beneficiaries, and estate of the Employee shall be provided with, the following:

         (a)     The Employee shall be paid the excess of:
                 (i) the fixed salary that would otherwise have been provided in paragraph 4(a)(i) above, including the increases therein provided, and any incentive compensation and awards that would otherwise have been payable under the provisions of any plan or program in effect at such termination, calculated on the assumption that any objectives for full payment are obtained but not exceeded, less the amounts, if any, the Employee would have paid in cash in respect of employee benefits provided for in paragraphs 4(b)(iii) through (vii) above if the Employee were still employed, over
                 (ii) the amounts, if any, paid to the Employee pursuant to any retirement, severance, separation or termination pay program or arrangement of the Company or any of its subsidiaries or affiliates.

                 Such payments shall commence with the month in which termination shall have occurred, shall be made at the times provided in paragraph 4(a) above, and shall continue for a period of 12 months.

         (b) The Employee shall also be paid the aggregate contributions or payments, if any, that would have been made by the Company or any of its subsidiaries or affiliates under the Thrift Plan described in paragraph 4(b)(ii) above or any successor program of the Company in effect on the date on which termination shall have occurred, if the Employee had continued to be employed, and to participate in the Thrift Plan or such successor programs to the same extent as the Employee participated for the last month during which the Employee was permitted to participate, for a period of 12 months thereafter, at an annual rate of compensation equal to that used to calculate the payments provided by paragraph 8(a) above. Such payments shall be made at the times such contributions would ordinarily have been made to the Thrift Plan.

         (c) For a period of 12 months (commencing with the month in which termination shall have occurred), the Employee shall continue to be entitled to all employee benefits provided for in paragraphs 4(b)(iii) through (vii) above as if the Employee were still employed during such period under this Agreement, with benefits based upon the compensation used to calculate the payments provided by paragraph 8(a) above, and if and to the extent that such benefits shall not be payable or provided under any such plan, the Company or any of its subsidiaries or affiliates shall pay or provide such benefits on an individual basis. The benefits provided for in paragraph 4(b)(v) above in accordance with this paragraph 8(c) shall be secondary to any comparable benefits provided by another employer, provided that an appropriate refund is made of any reduction in the amount paid pursuant to paragraph 8(a)(i) which had assumed that such benefits would be primary.

         (d) The Employee and his beneficiary, if any, under the Retirement Program described in paragraph 4(b)(i) above shall also be paid the excess of:
                 (i) the aggregate benefit that would have been paid under the Retirement Program as in effect on the date first above written, if the Employee had continued to be employed and to be entitled to service credit for eligibility and benefit purposes for a period of 12 months, at an annual rate of compensation equal to that used to calculate the payments provided by paragraph 8(a) above, calculated on the assumption that the Employee is fully vested in such benefit, over
                 (ii) the aggregate benefit actually payable under the Retirement Program and any successor retirement program of the Company consisting of a tax-qualified pension plan and a related excess benefit plan.
                 In clarification of the immediately preceding sentence, the aggregate benefit that would have been paid under the Retirement Program shall be calculated as of the normal or early retirement date for which the Employee would have qualified, if the Employee were still employed on that date, and which would produce the highest benefit. Such payments shall commence on the date the Employee or his beneficiary, if any, begins receiving payments under the Retirement Program, shall be paid in the same form as under the Retirement Program and shall continue until payments to the Employee and his beneficiary, if any, cease under the Retirement Program.

         (e) In the event that the Employee's Normal Retirement Date is scheduled to occur during the 12-month period commencing with the month in which the termination shall have occurred, the payments and benefits provided for in paragraphs 8(a) through
                 (d) shall be based on the period commencing with such month and ending with the month in which the Employee's Normal Retirement Date occurs instead of said 12-month period, regardless of whether the Company shall have extended the Period of Employment beyond the Employee's Normal Retirement Date pursuant to paragraph 3(a).

         (f) In the event that the termination shall occur during the 12 month period commencing on the occurrence, if any, of a Change in Control, the Employee shall be paid, no later than 15 days after the termination, a lump sum cash amount equal to the present value of all amounts otherwise payable to the Employee pursuant to paragraphs 8(a), (b) and (d) above, determined by using a discount factor equal to the interest rate that would have been used by the Pension Benefit Guaranty Corporation for purposes of valuing immediate annuities under a pension plan that terminated two months prior to the date on which termination shall have occurred.

         (g) To the extent that the Employee is entitled to receive cash compensation that is (or would be, if any elective deferral were disregarded) subject to Federal income taxation in respect of other employment or a consulting position with another company during the period upon which the payments and benefits provided for in paragraphs 8(a) through (f) are based, the payments to be made pursuant to such paragraphs shall be correspondingly reduced, and, if necessary, the Employee shall make an appropriate refund to the Company without interest.
         (h) In the event the Employee's employment is terminated prior to the expiration of any extension of this Agreement because of a disability, or because of or Change of Control as defined in paragraph 7(c), or because the Employee is terminated by the Company or any of its subsidiaries or affiliates for a reason other than those specified in paragraphs 7(a) or 7(b), the Employee shall be entitled to (a) continue to participate in the Company's medical and dental benefits programs in accordance with the terms and conditions applicable to the Company's active and retired employees, and (b) receive a special supplemental payment from the Company in the amount of $2,500.00 a month, beginning on the first day of the month following twelve full calendar months after such termination, and ending on the last day of the month in which the Employee's death occurs or the last day of the month in which the Employee attains age 55, whichever is the earlier.
9.  Disclosure of Information
The Employee recognizes and acknowledges that the trade secrets and other confidential or proprietary information of the Company and its subsidiaries and affiliates are valuable, special and unique assets of the business of the Company and its subsidiaries and affiliates, access to and knowledge of which are essential to the performance of the Employee's duties under this Agreement. The Employee will not, during or after the Period of Employment, in whole or in part, disclose such secrets or information to any person, firm, corporation, association or other entity (except the authorized representatives of the Company or any of its subsidiaries or affiliates) for any reason or purpose whatsoever, nor shall the Employee make use of any such secrets or information for his own purposes or for the benefit of any person, firm, corporation, association or other entity (except the Company and its subsidiaries and affiliates) under any circumstances, whether during or after the Period of Employment, except as required by law, authorized in writing by order of the Board of Directors of the Company or necessary in the ordinary course of the Employee's duties under this Agreement, provided that, after the Period of Employment, these restrictions shall not apply to such secrets or information that are then in the public domain (provided that the Employee was not, in breach in this paragraph 9, responsible, directly or indirectly, for such secrets or information entering the public domain). In the event of a breach or threatened breach by the Employee of this paragraph 9, the Company shall be entitled to injunctive relief; provided, however, that nothing in this paragraph 9 or in paragraph 8 shall abrogate or prohibit the Company from pursuing any other remedies available to it for such breach or threatened breach, including, but not limited to, the recovery of actual or punitive damages or both.

10.  Source of Payments
All payments provided for in paragraphs 4, 5, 6, 8, and 11 herein shall be paid in cash from the general funds of the Company, its subsidiaries or affiliates. The Company, or its subsidiaries or affiliates, shall not be required to establish a special or separate fund or other segregation of assets to assure such payments.

11.  Litigation Expenses; Arbitration
         (a) In the event of any litigation or other proceeding between the Company or any of its subsidiaries or affiliates and the Employee with respect to the subject matter of this Agreement and the enforcement of rights hereunder, the Employee shall be reimbursed for all reasonable costs and expenses relating to such litigation or other proceeding, including his reasonable attorneys' fees and expenses, provided that such litigation or proceeding results in any:

                 (i) settlement requiring the Company or any of its subsidiaries or affiliates to make a payment to the Employee; or

                 (ii) judgment or order in favor of the Employee, regardless of whether such judgment or order is subsequently reversed on appeal or in a collateral proceeding.

                 In no event shall the Employee be required to reimburse the Company or any of its subsidiaries or affiliates for any of the costs and expenses relating to such litigation or other proceeding. The obligation of the Company or any of its subsidiaries or affiliates under this paragraph 11 shall survive the termination for any reason of this Agreement (whether such termination is by the Company or any of its subsidiaries or affiliates, by the Employee, upon the expiration of this Agreement or otherwise).

         (b) In the event of any dispute or difference between the Company or any of its subsidiaries or affiliates and the Employee with respect to the subject matter of this Agreement and the enforcement of rights hereunder, other than a dispute arising under paragraph 9 above, the Employee may, in his sole discretion by notice to the Company or any such subsidiary or affiliate, require such dispute or difference to be submitted to arbitration. The arbitrator or arbitrators shall be selected by agreement of the parties or, if they cannot agree on an arbitrator or arbitrators within 30 days after the Employee had notified the Company or any of its subsidiaries or affiliates of his desire to have the question settled by arbitration, then the arbitrator or arbitrators shall be selected by the American Arbitration Association (the "AAA") in Philadelphia, Pennsylvania, upon the application of the Employee. The determination reached in such arbitration shall be final and binding on both parties without any right of appeal or further dispute. Execution of the determination by such arbitrator or arbitrators may be sought in any court of competent jurisdiction. The arbitrators shall not be bound by judicial formalities and may abstain from following the strict rule of evidence and shall interpret this Agreement as an honorable engagement and not merely as a legal obligation. Unless otherwise agreed by the parties, any such arbitration shall take place in Wilmington, Delaware, and shall be conducted in accordance with the rules of the AAA.

12.  Income Tax Withholding
The Company or any of its subsidiaries or affiliates may withhold from any payments made under this Agreement all Federal, State, City or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

13.  Entire Understanding
This Agreement contains the entire understanding between the Company or any of its subsidiaries or affiliates and the Employee with respect to the subject matter hereof and supersedes any prior employment agreement between the Company or any of its subsidiaries or affiliates and the Employee, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to the Employee of a kind elsewhere provided and not expressly provided in this Agreement.

14.  Severability
If, for any reason, any one or more of the provisions or part of a provision contained in this Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement not held so invalid, illegal or unenforceable, and each other provision or part of a provision shall to the full extent consistent with law continue in full force and effect. If this Agreement is held invalid or cannot be enforced, then to the full extent permitted by law any prior agreement between the Company or any of its subsidiaries or affiliates and the Employee shall be deemed reinstated as if this Agreement had not been executed.

15.  Consolidation, Merger, or Sale of Assets
Nothing in this Agreement shall preclude the Company or any of its subsidiaries or affiliates from consolidating or merging into or with, or transferring all or substantially all of its assets to, another corporation which assumes this Agreement and all obligations and undertakings of the Company or any of its subsidiaries or affiliates hereunder. Upon such a consolidation, merger or transfer of assets and assumption, the term, "the Company," as used herein shall mean such other corporation and this Agreement shall continue in full force and effect.

16.  Notices
All notices, requests, demands and other communications required or permitted hereunder shall be given in writing and shall be deemed to have been duly given if delivered or mailed, postage prepaid, first class as follows:

         (a)     to the Company or any of its subsidiaries or affiliates at:



                               20 Montchanin Road
                             Wilmington, DE  19807

                  Attention:  Vice President, Human Resources

         (b)     to the Employee at:


                          Mr. Robert A. Oswald, Jr.
                              4 Stone Tower Lane
                            Wilmington, DE  19803


                 or to such other address as either party shall have previously specified in writing to the other.

17.  No Attachment
Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

18.  Binding Agreement
This Agreement shall be binding upon, and shall inure to the benefit of, the Employee and the Company or any of its subsidiaries or affiliates and their respective permitted successors and assigns.

19.  Modification and Waiver
This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement except by written instrument signed by the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

20.  Headings of No Effect
The paragraph headings contained in this Agreement are included solely for convenience of reference and shall not in any way affect the meaning or interpretation of any of the provisions of this Agreement.

21.  Governing Law
This Agreement and its validity, interpretation, performance, and enforcement shall be governed by the laws of the State of Delaware.

                 IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and its seal to be affixed hereunto by the Chairman of the Compensation Committee of its Board of Directors thereunto duly authorized, and the Employee has signed this Agreement, all as of the date first above written.

                                                   THE COLUMBIA GAS SYSTEM, INC.

ATTEST:
                                                   By:
                                                       -----------------------
                                                       Chairman,
                                                       Compensation Committee
         Secretary                                     of the Board of Directors






                                                   By:/S/ ROBERT A. OSWALD, JR.
                                                      --------------------------
                                                          Robert A. Oswald, Jr.

                              EMPLOYMENT AGREEMENT


                                    between


                         The Columbia Gas System, Inc.


                                      and




                                James P. Holland





                                  dated as of




                                 July 19, 1993

                 THIS AGREEMENT, made effective as of July 19, 1993, by and between The Columbia Gas System, Inc. (the "Company"), a Delaware corporation, and James P. Holland of Charleston, West Virginia (the "Employee"),

                         W I T N E S S E T H    T H A T

                 WHEREAS, the Employee is a valuable employee of the Company and an integral part of its management who participates in the decision-making process relative to short and long term planning and policy for the Company; and

                 WHEREAS, the Compensation Committee of the Board of Directors of the Company, at meetings held on June 16, 1993,and October 20, 1993, determined that it would be in the best interests of the Company and its shareholders to assure continuity in the management of the Company's administration and operations by entering into an employment agreement to retain the services of the Employee containing such terms and conditions necessary to maintain the Employee's total compensation, benefits and terms of employment relative to the Company's business and geographic area; and

                 WHEREAS, the Company wishes to assure itself of the continued services of the Employee for the period hereinafter provided, and the Employee is willing to continue in the employ of the Company on a full-time basis for said period, upon the other terms and conditions provided in this Agreement;

                 NOW THEREFORE, it is hereby agreed by an between the parties hereto as follows:

1.  Employment
The Company agrees to continue the Employee in its employ, or in the employ of any of its subsidiaries or affiliates, and the Employee agrees to remain in the employ of the Company or any such subsidiary or affiliate, for the Period of

Employment (as hereinafter defined) and upon the other terms and conditions herein provided.

2.  Position and Responsibilities
During the Period of Employment, the Employee agrees to serve the Company or any of its subsidiaries or affiliates in such executive capacity or capacities as the Board of Directors, the Chairman of the Board of Directors and Chief Executive Officer, or any other executive officer of the Company to whom the Employee reports may from time to time determine. During said period, the Employee also agrees to serve, if elected, as an officer and director of any subsidiary or affiliate of the Company.

3.  Term and Duties
         (a) The period of the Employee's employment under this Agreement shall be from the first date written above through the date of confirmation by the U.S. Bankruptcy Court for the District of Delaware of the Chapter 11 reorganization plan of Columbia Gas Transmission Corporation, (Case No. 91-804), subject to extension by agreement of the Company and the Employee (the "Period of Employment"); provided, however, that the Period of Employment shall cease on the Employee's normal retirement date ("Normal Retirement Date") under the Company's Retirement Program [as defined in paragraph 4(b)(i) below] unless the Company has waived this condition by notice to the Employee.

         (b) During the Period of Employment and except for illness or incapacity and reasonable vacation periods, the Employee's business time, attention, skill and efforts shall be exclusively devoted to the business and affairs of the Company and its subsidiaries and affiliates; provided, however, that nothing in this Agreement shall preclude the Employee from devoting time during reasonable periods required for:

                 (i) serving as an officer, director or member of a committee of any company or organization involving no conflict of interest with the Company or any of its subsidiaries or affiliates, and subject to Company approval as is normal for such activities,
                 (ii)     fulfilling speaking engagements, and
                 (iii) engaging in charitable and community activities, provided that such activities do not materially affect or interfere with the performance of the Employee's obligations to the Company or any of its subsidiaries or affiliates.

4.  Compensation
         (a) For all services rendered by the Employee in any capacity during the Period of Employment, including services as an executive, officer, director, or member of any committee of the Company or any of its subsidiaries or affiliates, the Employee shall be paid as compensation:
                 (i) a fixed salary at the rate of not less than $273,180 per year, subject to such periodic increases as the Board of Directors of the Company, or a committee designated by said Board, shall deem appropriate in accordance with the customary procedures and practices of the Company or any of its subsidiaries or affiliates regarding the salaries of senior management employees, and
                 (ii) such incentive compensation and bonus, if any, as may be awarded to the Employee from time to time by the Board of Directors of the Company or by a committee designated by said Board in accordance with customary procedures and practices of the Company or any of its subsidiaries or affiliates regarding incentive compensation and bonus awards to key employees.

                 Such salary shall be payable in accordance with the customary payroll practices of the Company or any of its subsidiaries or affiliates, but in no event less frequently than monthly, and any such incentive compensation and bonuses shall be payable in the manner specified by said Board or committee at the time of award. Periodic increases in salary, once granted, shall not be subject to revocation, except as part of a wage or salary reduction program affecting the Company's employees generally.

         (b) In addition, the Employee shall have any rights or benefits that may now or hereafter be provided for the Employee or for which the Employee may be or become eligible under any medical program, dental, life, disability or other insurance or death or disability benefit plan, stock purchase, incentive pay, thrift, savings, or retirement income plan or other form of employee benefit plan now existing or that may hereafter be adopted or awarded by the Company or any of its subsidiaries or affiliates. Specifically, the Employee shall participate in:
                 (i)      the Retirement Income Plan for Columbia Gas
                          System Companies, or such other qualified pension plan maintained by the Company or any of its subsidiaries or affiliates in which the Employee is currently participating, and the related program under any "excess benefit plan" (hereinafter referred to collectively as the "Retirement Program");

                 (ii) the Company's Employees' Thrift Plan, or such other qualified thrift or savings plan maintained by the Company or any of its subsidiaries or affiliates in which the Employee is currently eligible to participate, and the related program under any "excess benefit plan" (hereinafter referred to collectively as the "Thrift Plan");
                 (iii)    the Company's group life plan;
                 (iv) the Company's sick leave and long-term disability benefit plans;
                 (v) the Company's medical, including any Health Maintenance Organization plans offered by the Company, and dental plans;
                 (vi) the Company's Contributory Family Life Insurance and Voluntary Personal Accident Insurance Plans; and
                 (vii) equivalent successor plans of the Company or any of its subsidiaries or affiliates for which senior management employees are eligible;
                 provided, however, that nothing in this Agreement shall preclude the Company or any of its subsidiaries or affiliates from amending or terminating any such plan or program, on the condition that such amendment or termination is applicable generally to all employees of the Company or any of its subsidiaries or affiliates.
         (c) In the event the Employee remains employed by the Company or any of its subsidiaries or affiliates at the date of confirmation by the U.S. Bankruptcy Court for the District of Delaware of the Chapter 11 reorganization plan of Columbia Gas Transmission Corporation (Case No. 91-804), the Employee shall receive a payment equivalent to his annual base compensation at the time of such confirmation. In the event the Employee's employment is terminated prior to such confirmation for any reason whatsoever, including (but not limited

                 to) death or disability, this payment (or any pro-rata portion thereof) shall not be paid to the Employee or his beneficiary.

5.  Business Expenses
The Employee shall be paid or reimbursed for all reasonable travel or other expenses incurred in connection with the performance of the Employee's duties under this Agreement in accordance with such procedures as the Company or any of its subsidiaries or affiliates may from time to time establish.

6.  Additional Benefits
The payments provided in paragraphs 4, 5, 8, and 11 hereof are in addition to any benefits to which the Employee may be, or may become, entitled under any present or future compensation plan or program of the Company or any of its subsidiaries or affiliates for which key employees are or shall become eligible, including, without limitation, any severance, separation or termination pay program, and the Employee shall be eligible to receive during the Period of Employment all perquisites and emoluments the Employee is receiving at the first date written above and all benefits, perquisites and emoluments for which key employees are eligible under every such plan or program to the extent permissible under the general terms and provisions of such plans or programs and in accordance with the provisions hereof.

7.  Termination of Employment
Notwithstanding any other provision of this Agreement, the Employee's employment under this Agreement may be terminated:

         (a) by the Company or any of its subsidiaries or affiliates, in the event of:
                 (i) the Employee's serious, willful misconduct in respect of the Employee's duties under this Agreement, including conviction for a felony or perpetration of a common law fraud which has resulted, or is likely to result, in material economic damage to the Company or any of its subsidiaries or affiliates;
                 (ii) a disposition (not involving a liquidation, closing or shut-down) of any subsidiary, affiliate, division or district of the Company with which the Employee was employed for a reasonable time prior to the occurrence, if any, or a Change in Control (as hereinafter defined), provided a successor corporation with a net worth at least equal to that of the Company assumes all obligations and undertakings of the Company under this Agreement; or
                 (iii) at any time prior to the occurrence, if any, of a Change in Control (as hereinafter defined), the Employee's repeated failure to follow rules or procedures of the Company or any of its subsidiaries or affiliates, or to meetbona fide objectives and qualifications duly promulgated as part of the customary personnel practices of the Company or any of its subsidiaries or affiliates;
                 by written notice to the Employee, specifying the event relied upon for such termination and given within 180 days after such event;

         (b) by either the Company or any of its subsidiaries or affiliates, if the Employee accepts employment or a consulting position with another company; or

         (c)     by the Employee in the event of any:
                 (i) liquidation, dissolution, consolidation or merger of the Company, or transfer of all or substantially all of its assets, other than a transaction in which a successor corporation with a net worth at least equal to that of the Company assumes this Agreement and all obligations and undertakings of the Company hereunder;
                 (ii) reduction in the Employee's fixed salary or potential incentive compensation or bonus under any plan or program, calculated on the assumption that any objectives for full payment are attained but not exceeded, except a proportionate reduction as part of a wage and salary reduction program affecting the Company's employees generally, or other material breach of this Agreement by the Company or any of its subsidiaries or affiliates; or
                 (iii) at any time on or after the occurrence, if any, of a Change in Control (as hereinafter defined), material change by the Company or any of its subsidiaries or affiliates of the Employee's functions or duties which change would reduce the ranking or level, responsibility, importance or scope of the Employee's position with the Company or any of its subsidiaries or affiliates;
                 by written notice to the Company, specifying the event relied upon for such termination and given within 180 days after such event.

                 As used in this Agreement, "Change in Control" means the happening of any of the following:

                 (i) the acquisition by any party or parties of the beneficial ownership of 25% or more of the voting shares of the Company, or
                 (ii) the occurrence of a transaction requiring shareholders approval for the acquisition of the

                          Company through purchase or exchange of stock or assets, or by merger, or otherwise, or
                 (iii) the election during a period of 24 months, or less, of 30% or more, of the members of the Board of Directors of the Company, without the approval of a majority of the Board of Directors as constituted at the beginning of the period, or

8.  Payments Upon Termination of Employment
In the event of any termination by the Employee pursuant to paragraph 7(c) above, or in the event the Employee's employment under this Agreement is terminated by the Company or any of its subsidiaries or affiliates for any reason other than one of those specified in paragraphs 7(a) or 7(b) above, then, subject to the Employee's compliance with the provisions of paragraph 9 herein, and subject to paragraphs 8(e), (f), and (g) below, the Employee shall be paid, as liquidated damages or severance pay, or both, and the Employee and the dependents, beneficiaries, and estate of the Employee shall be provided with, the following:
         (a)     The Employee shall be paid the excess of:
                 (i) the fixed salary that would otherwise have been provided in paragraph 4(a)(i) above, including the increases therein provided, and any incentive compensation and awards that would otherwise have been payable under the provisions of any plan or program in effect at such termination, calculated on the assumption that any objectives for full payment are obtained but not exceeded, less the amounts, if any, the Employee would have paid in cash in respect of employee benefits provided for in paragraphs 4(b)(iii) through (vii) above if the Employee were still employed, over

                 (ii) the amounts, if any, paid to the Employee pursuant to any retirement, severance, separation or termination pay program or arrangement of the Company or any of its subsidiaries or affiliates.

                 Such payments shall commence with the month in which termination shall have occurred, shall be made at the times provided in paragraph 4(a) above, and shall continue for a period of 12 months.

         (b) The Employee shall also be paid the aggregate contributions or payments, if any, that would have been made by the Company or any of its subsidiaries or affiliates under the Thrift Plan described in paragraph 4(b)(ii) above or any successor program of the Company in effect on the date on which termination shall have occurred, if the Employee had continued to be employed, and to participate in the Thrift Plan or such successor programs to the same extent as the Employee participated for the last month during which the Employee was permitted to participate, for a period of 12 months thereafter, at an annual rate of compensation equal to that used to calculate the payments provided by paragraph 8(a) above. Such payments shall be made at the times such contributions would ordinarily have been made to the Thrift Plan.

         (c) For a period of 12 months (commencing with the month in which termination shall have occurred), the Employee shall continue to be entitled to all employee benefits provided for in paragraphs 4(b)(iii) through (vii) above as if the Employee were still employed during such period under this Agreement, with benefits based upon the compensation used to calculate the payments provided by paragraph 8(a) above, and if and to the extent that such benefits shall not be payable or provided under any such plan, the Company or any of its subsidiaries or affiliates shall pay or provide such benefits on an individual basis. The benefits provided for in paragraph 4(b)(v) above in accordance with this paragraph 8(c) shall be secondary to any comparable benefits provided by another employer, provided that an appropriate refund is made of any reduction in the amount paid pursuant to paragraph 8(a)(i) which had assumed that such benefits would be primary.

         (d) The Employee and his beneficiary, if any, under the Retirement Program described in paragraph 4(b)(i) above shall also be paid the excess of:
                 (i) the aggregate benefit that would have been paid under the Retirement Program as in effect on the date first above written, if the Employee had continued to be employed and to be entitled to service credit for eligibility and benefit purposes for a period of 12 months, at an annual rate of compensation equal to that used to calculate the payments provided by paragraph 8(a) above, calculated on the assumption that the Employee is fully vested in such benefit, over
                 (ii) the aggregate benefit actually payable under the Retirement Program and any successor retirement program of the Company consisting of a tax-qualified pension plan and a related excess benefit plan.
                 In clarification of the immediately preceding sentence, the aggregate benefit that would have been paid under the Retirement Program shall be calculated as of the normal or early retirement date for which the Employee would have qualified, if the Employee were still employed on that date, and which would produce the highest benefit. Such payments shall commence on the date the Employee or his beneficiary, if any, begins receiving payments under the Retirement Program, shall be paid in the same form as under the Retirement Program and shall continue until payments to the Employee and his beneficiary, if any, cease under the Retirement Program.

         (e) In the event that the Employee's Normal Retirement Date is scheduled to occur during the 12-month period commencing with the month in which the termination shall have occurred, the payments and benefits provided for in paragraphs 8(a) through
                 (d) shall be based on the period commencing with such month and ending with the month in which the Employee's Normal Retirement Date occurs instead of said 12-month period, regardless of whether the Company shall have extended the Period of Employment beyond the Employee's Normal Retirement Date pursuant to paragraph 3(a).

         (f) In the event that the termination shall occur during the 12 month period commencing on the occurrence, if any, of a Change in Control, the Employee shall be paid, no later than 15 days after the termination, a lump sum cash amount equal to the present value of all amounts otherwise payable to the Employee pursuant to paragraphs 8(a), (b) and (d) above, determined by using a discount factor equal to the interest rate that would have been used by the Pension Benefit Guaranty Corporation for purposes of valuing immediate annuities under a pension plan that terminated two months prior to the date on which termination shall have occurred.

         (g) To the extent that the Employee is entitled to receive cash compensation that is (or would be, if any elective deferral were disregarded) subject to Federal income taxation in respect of other employment or a consulting position with another company during the period upon which the payments and benefits provided for in paragraphs 8(a) through (f) are based, the payments to be made pursuant to such paragraphs shall be correspondingly reduced, and, if necessary, the Employee shall make an appropriate refund to the Company without interest.

         (h) In the event the Employee's employment is terminated prior to the expiration of any extension of this Agreement because of a disability, or because of or Change of Control as defined in paragraph 7(c), or because the Employee is terminated by the Company or any of its subsidiaries or affiliates for a reason other than those specified in paragraphs 7(a) or 7(b), the Employee shall be entitled to (a) continue to participate in the Company's medical and dental benefits programs in accordance with the terms and conditions applicable to the Company's active and retired employees, and (b) receive a special supplemental payment from the Company in the amount of $2,500.00 a month, beginning on the first day of the month following twelve full calendar months after such termination, and ending on the last day of the month in which the Employee's death occurs or the last day of the month in which the Employee attains age 55, whichever is the earlier.
9.  Disclosure of Information
The Employee recognizes and acknowledges that the trade secrets and other confidential or proprietary information of the Company and its subsidiaries and affiliates are valuable, special and unique assets of the business of the Company and its subsidiaries and affiliates, access to and knowledge of which are essential to the performance of the Employee's duties under this Agreement. The Employee will not, during or after the Period of Employment, in whole or in part, disclose such secrets or information to any person, firm, corporation, association or other entity (except the authorized representatives of the Company or any of its subsidiaries or affiliates) for any reason or purpose whatsoever, nor shall the Employee make use of any such secrets or information for his own purposes or for the benefit of any person, firm, corporation, association or other entity (except the Company and its subsidiaries and affiliates) under any circumstances, whether during or after the Period of Employment, except as required by law, authorized in writing by order of the Board of Directors of the Company or necessary in the ordinary course of the Employee's duties under this Agreement, provided that, after the Period of Employment, these restrictions shall not apply to such secrets or information that are then in the public domain (provided that the Employee was not, in breach in this paragraph 9, responsible, directly or indirectly, for such secrets or information entering the public domain). In the event of a breach or threatened breach by the Employee of this paragraph 9, the Company shall be entitled to injunctive relief; provided, however, that nothing in this paragraph 9 or in paragraph 8 shall abrogate or prohibit the Company from pursuing any other remedies available to it for such breach or threatened breach, including, but not limited to, the recovery of actual or punitive damages or both.

10.  Source of Payments
All payments provided for in paragraphs 4, 5, 6, 8, and 11 herein shall be paid in cash from the general funds of the Company, its subsidiaries or affiliates. The Company, or its subsidiaries or affiliates, shall not be required to establish a special or separate fund or other segregation of assets to assure such payments.

11.  Litigation Expenses; Arbitration
         (a) In the event of any litigation or other proceeding between the Company or any of its subsidiaries or affiliates and the Employee with respect to the subject matter of this Agreement and the enforcement of rights hereunder, the Employee shall be reimbursed for all reasonable costs and expenses relating to such litigation or other proceeding, including his reasonable attorneys' fees and expenses, provided that such litigation or proceeding results in any:

                 (i) settlement requiring the Company or any of its subsidiaries or affiliates to make a payment to the Employee; or

                 (ii) judgment or order in favor of the Employee, regardless of whether such judgment or order is subsequently reversed on appeal or in a collateral proceeding.

                 In no event shall the Employee be required to reimburse the Company or any of its subsidiaries or affiliates for any of the costs and expenses relating to such litigation or other proceeding. The obligation of the Company or any of its subsidiaries or affiliates under this paragraph 11 shall survive the termination for any reason of this Agreement (whether such termination is by the Company or any of its subsidiaries or affiliates, by the Employee, upon the expiration of this Agreement or otherwise).

         (b) In the event of any dispute or difference between the Company or any of its subsidiaries or affiliates and the Employee with respect to the subject matter of this Agreement and the enforcement of rights hereunder, other than a dispute arising under paragraph 9 above, the Employee may, in his sole discretion by notice to the Company or any such subsidiary or affiliate, require such dispute or difference to be submitted to arbitration. The arbitrator or arbitrators shall be selected by agreement of the parties or, if they cannot agree on an arbitrator or arbitrators within 30 days after the

                 Employee had notified the Company or any of its subsidiaries or affiliates of his desire to have the question settled by arbitration, then the arbitrator or arbitrators shall be selected by the American Arbitration Association (the "AAA") in Philadelphia, Pennsylvania, upon the application of the Employee. The determination reached in such arbitration shall be final and binding on both parties without any right of appeal or further dispute. Execution of the determination by such arbitrator or arbitrators may be sought in any court of competent jurisdiction. The arbitrators shall not be bound by judicial formalities and may abstain from following the strict rule of evidence and shall interpret this Agreement as an honorable engagement and not merely as a legal obligation. Unless otherwise agreed by the parties, any such arbitration shall take place in Wilmington, Delaware, and shall be conducted in accordance with the rules of the AAA.

12.  Income Tax Withholding
The Company or any of its subsidiaries or affiliates may withhold from any payments made under this Agreement all Federal, State, City or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

13.  Entire Understanding
This Agreement contains the entire understanding between the Company or any of its subsidiaries or affiliates and the Employee with respect to the subject matter hereof and supersedes any prior employment agreement between the Company or any of its subsidiaries or affiliates and the Employee, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to the Employee of a kind elsewhere provided and not expressly provided in this Agreement.

14.  Severability
If, for any reason, any one or more of the provisions or part of a provision contained in this Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement not held so invalid, illegal or unenforceable, and each other provision or part of a provision shall to the full extent consistent with law continue in full force and effect. If this Agreement is held invalid or cannot be enforced, then to the full extent permitted by law any prior agreement between the Company or any of its subsidiaries or affiliates and the Employee shall be deemed reinstated as if this Agreement had not been executed.

15.  Consolidation, Merger, or Sale of Assets
Nothing in this Agreement shall preclude the Company or any of its subsidiaries or affiliates from consolidating or merging into or with, or transferring all or substantially all of its assets to, another corporation which assumes this Agreement and all obligations and undertakings of the Company or any of its subsidiaries or affiliates hereunder. Upon such a consolidation, merger or transfer of assets and assumption, the term, "the Company," as used herein shall mean such other corporation and this Agreement shall continue in full force and effect.

16.  Notices
All notices, requests, demands and other communications required or permitted hereunder shall be given in writing and shall be deemed to have been duly given if delivered or mailed, postage prepaid, first class as follows:
         (a)     to the Company or any of its subsidiaries or affiliates at:


                               20 Montchanin Road
                             Wilmington, DE  19807

                  Attention:  Vice President, Human Resources

         (b)     to the Employee at:


                             Mr. James P. Holland
                              509 Woodcliff Road
                            Charleston, WV  25314


                 or to such other address as either party shall have previously specified in writing to the other.

17.  No Attachment
Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

18.  Binding Agreement
This Agreement shall be binding upon, and shall inure to the benefit of, the Employee and the Company or any of its subsidiaries or affiliates and their respective permitted successors and assigns.

19.  Modification and Waiver
This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement except by written instrument signed by the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

20.  Headings of No Effect
The paragraph headings contained in this Agreement are included solely for convenience of reference and shall not in any way affect the meaning or interpretation of any of the provisions of this Agreement.

21.  Governing Law
This Agreement and its validity, interpretation, performance, and enforcement shall be governed by the laws of the State of Delaware.

                 IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and its seal to be affixed hereunto by the Chairman of the Compensation Committee of its Board of Directors thereunto duly authorized, and the Employee has signed this Agreement, all as of the date first above written.

                                            THE COLUMBIA GAS SYSTEM, INC.

ATTEST:
                                            By:
                                                -------------------------
                                                Chairman,
                                                Compensation Committee
 Secretary                                      of the Board of Directors





                                            By:   /S/ JAMES P. HOLLAND
                                                ------------------------
                                                      James P. Holland

                              EMPLOYMENT AGREEMENT


                                    between


                         The Columbia Gas System, Inc.


                                      and




                                 R. L. Robinson





                                  dated as of




                                 July 19, 1993

                 THIS REVISED AGREEMENT, made effective as of July 19, 1993, by and between The Columbia Gas System, Inc. (the "Company"), a Delaware corporation, and R. L. Robinson, of Charleston, West Virginia (the "Employee"), supersedes and replaces all prior agreements by and between the Company and the Employee.

                         W I T N E S S E T H    T H A T

                 WHEREAS, the Employee is a valuable employee of a subsidiary of the Company and an integral part of its management who participates in the decision-making process relative to short and long term planning and policy for the Company; and

                 WHEREAS, the Compensation Committee of the Board of Directors of the Company, at a meeting held on June 16, 1993, determined that it would be in the best interests of the Company and its shareholders to assure continuity in the management of the Company's administration and operations by entering into an employment agreement to retain the services of the Employee containing such terms and conditions necessary to maintain the Employee's total compensation, benefits and terms of employment relative to the Company's business and geographic area; and

                 WHEREAS, the Company wishes to assure itself of the continued services of the Employee for the period hereinafter provided, and the Employee is willing to continue in the employ of the Company or any of its subsidiaries or affiliates on a full- time basis for said period, upon the other terms and conditions provided in this Agreement;

                 NOW THEREFORE, it is hereby agreed by and between the parties hereto as follows:

1.  Employment
The Company agrees to continue the Employee in its employ, or in the employ of any of its subsidiaries or affiliates, and the Employee agrees to remain in the employ of the Company or any such subsidiary or affiliate, for the Period of Employment (as hereinafter defined) and upon the other terms and conditions herein provided.


2.  Position and Responsibilities
During the Period of Employment, the Employee agrees to serve the Company or any of its subsidiaries or affiliates in such executive capacity or capacities as the Board of Directors, the Chairman of the Board of Directors and Chief Executive Officer, or any other executive officer of the Company to whom the Employee reports may from time to time determine. During said period, the Employee also agrees to serve, if elected, as an officer and director of any subsidiary or affiliate of the Company.

3.  Term and Duties
         (a) The period of the Employee's employment under this Agreement shall be from the first date written above through the date of confirmation by the U.S. Bankruptcy Court for the District of Delaware of the Chapter 11 reorganization plan of Columbia Gas Transmission Corporation (Case No. 91-804), subject to extension by agreement of the Company and the Employee (the "Period of Employment"); provided, however, that the Period of Employment shall cease on the Employee's normal retirement date ("Normal Retirement Date") under the Company's Retirement Program [as defined in paragraph 4(b)(i) below] unless the Company has waived this condition by notice to the Employee.

         (b) During the Period of Employment and except for illness or incapacity and reasonable vacation periods, the Employee's business time, attention, skill and efforts shall be exclusively devoted to the business and affairs of the Company and its subsidiaries and affiliates; provided, however, that nothing in this Agreement shall preclude the Employee from devoting time during reasonable periods required for:
                 (i) serving as an officer, director or member of a committee of any company or organization involving no conflict of interest with the Company or any of its subsidiaries or affiliates, and subject to Company approval as is normal for such activities,
                 (ii)     fulfilling speaking engagements, and
                 (iii) engaging in charitable and community activities, provided that such activities do not materially affect or interfere with the performance of the Employee's obligations to the Company or any of its subsidiaries or affiliates.

4.  Compensation
         (a) For all services rendered by the Employee in any capacity during the Period of Employment, including services as an executive, officer, director, or member of any committee of the Company or any of its subsidiaries or affiliates, the Employee shall be paid as compensation:
                 (i) a fixed salary at the rate of not less than $222,645 per year, subject to such periodic increases as the Board of Directors of the Company, or a committee designated by said Board, shall deem appropriate in accordance with the customary procedures and practices of the Company or any of its subsidiaries or affiliates regarding the salaries of senior management employees, and
                 (ii) such incentive compensation and bonus, if any, as may be awarded to the Employee from time to time by the Board of Directors of the Company or by a committee designated by said Board in accordance with customary procedures and practices of the Company or any of its subsidiaries or affiliates regarding incentive compensation and bonus awards to key employees.
                 Such salary shall be payable in accordance with the customary payroll practices of the Company or any of its subsidiaries or affiliates, but in no event less frequently than monthly, and any such incentive compensation and bonuses shall be payable in the manner specified by said Board or committee at the time of award. Periodic increases in salary, once granted, shall not be subject to revocation, except as part of a wage or salary reduction program affecting the Company's employees generally.

         (b) In addition, the Employee shall have any rights or benefits that may now or hereafter be provided for the Employee or for which the Employee may be or become eligible under any medical program, dental, life, disability or other insurance or death or disability benefit plan, stock purchase, incentive pay, thrift, savings, or retirement income plan or other form of employee benefit plan now existing or that may hereafter be adopted or awarded by the Company or any of its subsidiaries or affiliates. Specifically, the Employee shall participate in:
                 (i)      the Retirement Income Plan for Columbia Gas
                          System Companies, or such other qualified pension plan maintained by the Company or any of its subsidiaries or affiliates in which the Employee is currently participating, and the related program under any "excess benefit plan" (hereinafter referred to collectively as the "Retirement Program");

                 (ii) the Company's Employees' Thrift Plan, or such other qualified thrift or savings plan maintained by the Company or any of its subsidiaries or affiliates in which the Employee is currently eligible to participate, and the related program under any "excess benefit plan" (hereinafter referred to collectively as the "Thrift Plan);
                 (iii)    the Company's group life plan;
                 (iv) the Company's sick leave and long-term disability benefit plans;
                 (v) the Company's medical, including any Health Maintenance Organization plans offered by the Company, and dental plans;
                 (vi) the Company's Contributory Family Life Insurance and Voluntary Personal Accident Insurance Plans; and
                 (vii) equivalent successor plans of the Company or any of its subsidiaries or affiliates for which senior management employees are eligible;
                 provided, however, that nothing in this Agreement shall preclude the Company or any of its subsidiaries or affiliates from amending or terminating any such plan or program, on the condition that such amendment or termination is applicable generally to all employees of the Company or any of its subsidiaries or affiliates.

         (c) In the event the Employee remains employed by the Company or any of its subsidiaries or affiliates at the date of confirmation by the U.S. Bankruptcy Court for the District of Delaware of the Chapter 11 reorganization plan of Columbia Gas Transmission Corporation (Case No. 91-804), the Employee shall receive a payment equivalent to his annual base compensation at the time of such confirmation. In the event the Employee's employment is terminated prior to such confirmation for any reason whatsoever, including (but not limited to) death or disability, this payment (or any pro-rata portion thereof) shall not be paid to the Employee or his beneficiary.

5.  Business Expenses
The Employee shall be paid or reimbursed for all reasonable travel or other expenses incurred in connection with the performance of the Employee's duties under this Agreement in accordance with such procedures as the Company or any of its subsidiaries or affiliates may from time to time establish.

6.  Additional Benefits
The payments provided in paragraphs 4, 5, 8, and 11 hereof are in addition to any benefits to which the Employee may be, or may become, entitled under any present or future compensation plan or program of the Company or any of its subsidiaries or affiliates for which key employees are or shall become eligible, including, without limitation, any severance, separation or termination pay program, and the Employee shall be eligible to receive during the Period of Employment all perquisites and emoluments the Employee is receiving at the first date written above and all benefits, perquisites and emoluments for which key employees are eligible under every such plan or program to the extent permissible under the general terms and provisions of such plans or programs and in accordance with the provisions hereof.

7.  Termination of Employment
Notwithstanding any other provision of this Agreement, the Employee's employment under this Agreement may be terminated:
         (a) by the Company or any of its subsidiaries or affiliates, in the event of:
                 (i) the Employee's serious, willful misconduct in respect of the Employee's duties under this Agreement, including conviction for a felony or perpetration of a common law fraud which has resulted, or is likely to result, in material economic damage to the Company or any of its subsidiaries or affiliates;
                 (ii) a disposition (not involving a liquidation, closing or shut-down) of any subsidiary, affiliate, division or district of the Company with which the Employee was employed for a reasonable time prior to the occurrence, if any, or a Change in Control (as hereinafter defined), provided a successor corporation with a net worth at least equal to that of the Company assumes all obligations and undertakings of the Company under this Agreement; or
                 (iii) at any time prior to the occurrence, if any, of a Change in Control (as hereinafter defined), the Employee's repeated failure to follow rules or procedures of the Company or any of its subsidiaries or affiliates, or to meetbona fide objectives and qualifications duly promulgated as part of the customary personnel practices of the Company or any of its subsidiaries or affiliates;
                 by written notice to the Employee, specifying the event relied upon for such termination and given within 180 days after such event;

         (b) by either the Company or any of its subsidiaries or affiliates, if the Employee accepts employment or a consulting position with another company; or

         (c)     by the Employee in the event of any:
                 (i) liquidation, dissolution, consolidation or merger of the Company, or transfer of all or substantially all of its assets, other than a transaction in which a successor corporation with a net worth at least equal to that of the Company assumes this Agreement and all obligations and undertakings of the Company hereunder;
                 (ii) reduction in the Employee's fixed salary or potential incentive compensation or bonus under any plan or program, calculated on the assumption that any objectives for full payment are attained but not exceeded, except a proportionate reduction as part of a wage and salary reduction program affecting the Company's employees generally, or other material breach of this Agreement by the Company or any of its subsidiaries or affiliates; or
                 (iii) at any time on or after the occurrence, if any, of a Change in Control (as hereinafter defined), material change by the Company or any of its subsidiaries or affiliates of the Employee's functions or duties which change would reduce the ranking or level, responsibility, importance or scope of the Employee's position with the Company or any of its subsidiaries or affiliates;
                 by written notice to the Company, specifying the event relied upon for such termination and given within 180 days after such event.

                 As used in this Agreement, "Change in Control" means the happening of any of the following:
                 (i) the acquisition by any party or parties of the beneficial ownership of 25% or more of the voting shares of the Company, or
                 (ii) the occurrence of a transaction requiring shareholders approval for the acquisition of the Company through purchase or exchange of stock or assets, or by merger, or otherwise, or
                 (iii) the election during a period of 24 months, or less, of 30% or more, of the members of the Board of Directors of the Company, without the approval of a majority of the Board of Directors as constituted at the beginning of the period.

8.  Payments Upon Termination of Employment
In the event of any termination by the Employee pursuant to paragraph 7(c) above, or in the event the Employee's employment under this Agreement is terminated by the Company or any of its subsidiaries or affiliates for any reason other than one of those specified in paragraphs 7(a) or 7(b) above, then, subject to the Employee's compliance with the provisions of paragraph 9 herein, and subject to paragraphs 8(e), (f), and (g) below, the Employee shall be paid, as liquidated damages or severance pay, or both, and the Employee and the dependents, beneficiaries, and estate of the Employee shall be provided with, the following:
         (a)     The Employee shall be paid the excess of:
                 (i) the fixed salary that would otherwise have been provided in paragraph 4(a)(i) above, including the increases therein provided, and any incentive compensation and awards that would otherwise have been payable under the provisions of any plan or program in effect at such termination, calculated on the assumption that any objectives for full payment are obtained but not exceeded, less the amounts, if any, the Employee would have paid in cash in respect of employee benefits provided for in paragraphs 4(b)(iii) through (vii) above if the Employee were still employed, over
                 (ii) the amounts, if any, paid to the Employee pursuant to any retirement, severance, separation or termination pay program or arrangement of the Company or any of its subsidiaries or affiliates.
                 Such payments shall commence with the month in which termination shall have occurred, shall be made at the times provided in paragraph 4(a) above, and shall continue for a period of 12 months.

         (b) The Employee shall also be paid the aggregate contributions or payments, if any, that would have been made by the Company or any of its subsidiaries or affiliates under the Thrift Plan described in paragraph 4(b)(ii) above or any successor program of the Company in effect on the date on which termination shall have occurred, if the Employee had continued to be employed, and to participate in the Thrift Plan or such successor programs to the same extent as the Employee participated for the last month during which the Employee was permitted to participate, for a period of 12 months thereafter, at an annual rate of compensation equal to that used to calculate the payments provided by paragraph 8(a) above. Such payments shall be made at the times such contributions would ordinarily have been made to the Thrift Plan.

         (c) For a period of 12 months (commencing with the month in which termination shall have occurred), the Employee shall continue to be entitled to all employee benefits provided for in paragraphs 4(b)(iii) through (vii) above as if the Employee were still employed during such period under this Agreement, with benefits based upon the compensation used to calculate the payments provided by paragraph 8(a) above, and if and to the extent that such benefits shall not be payable or provided under any such plan, the Company or any of its subsidiaries or affiliates shall pay or provide such benefits on an individual basis. The benefits provided for in paragraph 4(b)(v) above in accordance with this paragraph 8(c) shall be secondary to any comparable benefits provided by another employer, provided that an appropriate refund is made of any reduction in the amount paid pursuant to paragraph 8(a)(i) which had assumed that such benefits would be primary.

         (d) The Employee and his beneficiary, if any, under the Retirement Program described in paragraph 4(b)(i) above shall also be paid the excess of:
                 (i) the aggregate benefit that would have been paid under the Retirement Program as in effect on the date first above written, if the Employee had continued to be employed and to be entitled to service credit for eligibility and benefit purposes for a period of 12 months, at an annual rate of compensation equal to that used to calculate the payments provided by paragraph 8(a) above, calculated on the assumption that the Employee is fully vested in such benefit, over
                 (ii) the aggregate benefit actually payable under the Retirement Program and any successor retirement program of the Company consisting of a tax-qualified pension plan and a related excess benefit plan.
                 In clarification of the immediately preceding sentence, the aggregate benefit that would have been paid under the Retirement Program shall be calculated as of the normal or early retirement date for which the Employee would have qualified, if the Employee were still employed on that date, and which would produce the highest benefit. Such payments shall commence on the date the Employee or his beneficiary, if any, begins receiving payments under the Retirement Program, shall be paid in the same form as under the Retirement Program and shall continue until payments to the Employee and his beneficiary, if any, cease under the Retirement Program.

         (e) In the event that the Employee's Normal Retirement Date is scheduled to occur during the 12-month period commencing with the month in which the termination shall have occurred, the payments and benefits provided for in paragraphs 8(a) through
                 (d) shall be based on the period commencing with such month and ending with the month in which the Employee's Normal Retirement Date occurs instead of said 12-month period, regardless of whether the Company shall have extended the Period of Employment beyond the Employee's Normal Retirement Date pursuant to paragraph 3(a).

         (f) In the event that the termination shall occur during the 12-month period commencing on the occurrence, if any, of a Change in Control, the Employee shall be paid, no later than 15 days after the termination, a lump sum cash amount equal to the present value of all amounts otherwise payable to the Employee pursuant to paragraphs 8(a), (b) and (d) above, determined by using a discount factor equal to the interest rate that would have been used by the Pension Benefit Guaranty Corporation for purposes of valuing immediate annuities under a pension plan that terminated two months prior to the date on which termination shall have occurred.

         (g) To the extent that the Employee is entitled to receive cash compensation that is (or would be, if any elective deferral were disregarded) subject to Federal income taxation in respect of other employment or a consulting position with another company during the period upon which the payments and benefits provided for in paragraphs 8(a) through (f) are based, the payments to be made pursuant to such paragraphs shall be correspondingly reduced, and, if necessary, the Employee shall make an appropriate refund to the Company without interest.

         (h) In the event the Employee's employment is terminated prior to the expiration of this Agreement because of a disability, or because of a Change of Control as defined in paragraph 7(c), or because the Employee is terminated by the Company or any of its subsidiaries or affiliates for a reason other than those specified in paragraphs 7(a) or 7(b), the Employee shall be entitled to (a) continue to participate in the Company's medical and dental benefits programs in accordance with the terms and conditions applicable to the Company's active and retired employees, and (b) receive a special supplemental payment from the Company in the amount of $3,333.33 a month, beginning on the first day of the month following twelve full calendar months after any such termination, and ending on the last day of the month in which the Employee's death occurs or the last day of the month in which the Employee attains age 55, whichever is the earlier.

9.  Disclosure of Information
The Employee recognizes and acknowledges that the trade secrets and other confidential or proprietary information of the Company and its subsidiaries and affiliates are valuable, special and unique assets of the business of the Company and its subsidiaries and affiliates, access to and knowledge of which are essential to the performance of the Employee's duties under this Agreement. The Employee will not, during or after the Period of Employment, in whole or in part, disclose such secrets or information to any person, firm, corporation, association or other entity (except the authorized representatives of the Company or any of its subsidiaries or affiliates) for any reason or purpose whatsoever, nor shall the Employee make use of any such secrets or information for his own purposes or for the benefit of any person, firm, corporation, association or other entity (except the Company and its subsidiaries and affiliates) under any circumstances, whether during or after the Period of Employment, except as required by law, authorized in writing by order of the Board of Directors of the Company or necessary in the ordinary course of the Employee's duties under this Agreement, provided that, after the Period of Employment, these restrictions shall not apply to such secrets or information that are then in the public domain (provided that the Employee was not, in breach in this paragraph 9, responsible, directly or indirectly, for such secrets or information entering the public domain). In the event of a breach or threatened breach by the Employee of this paragraph 9, the Company shall be entitled to injunctive relief; provided, however, that nothing in this paragraph 9 or in paragraph 8 shall abrogate or prohibit the Company from pursuing any other remedies available to it for such breach or threatened breach, including, but not limited to, the recovery of actual or punitive damages or both.

10.  Source of Payments
All payments provided for in paragraphs 4, 5, 6, 8, and 11 herein shall be paid in cash from the general funds of the Company, its subsidiaries or affiliates. The Company, or its subsidiaries or affiliates, shall not be required to establish a special or separate fund or other segregation of assets to assure such payments.

11.  Litigation Expenses; Arbitration
         (a) In the event of any litigation or other proceeding between the Company or any of its subsidiaries or affiliates and the Employee with respect to the subject matter of this Agreement and the enforcement of rights hereunder, the Employee shall be reimbursed for all reasonable costs and expenses relating to such litigation or other proceeding, including his reasonable attorneys' fees and expenses, provided that such litigation or proceeding results in any:
                 (i) settlement requiring the Company or any of its subsidiaries or affiliates to make a payment to the Employee; or
                 (ii) judgment or order in favor of the Employee, regardless of whether such judgment or order is subsequently reversed on appeal or in a collateral proceeding.

                 In no event shall the Employee be required to reimburse the Company or any of its subsidiaries or affiliates for any of the costs and expenses relating to such litigation or other proceeding. The obligation of the Company or any of its subsidiaries or affiliates under this paragraph 11 shall survive the termination for any reason of this Agreement (whether such termination is by the Company or any of its subsidiaries or affiliates, by the Employee, upon the expiration of this Agreement or otherwise).

         (b) In the event of any dispute or difference between the Company or any of its subsidiaries or affiliates and the Employee with respect to the subject matter of this Agreement and the enforcement of rights hereunder, other than a dispute arising under paragraph 9 above, the Employee may, in his sole discretion by notice to the Company or any such subsidiary or affiliate, require such dispute or difference to be submitted to arbitration. The arbitrator or arbitrators shall be selected by agreement of the parties or, if they cannot agree on an arbitrator or arbitrators within 30 days after the Employee had notified the Company or any of its subsidiaries or affiliates of his desire to have the question settled by arbitration, then the arbitrator or arbitrators shall be selected by the American Arbitration Association (the "AAA") in Philadelphia, Pennsylvania, upon the application of the Employee. The determination reached in such arbitration shall be final and binding on both parties without any right of appeal or further dispute. Execution of the determination by such arbitrator or arbitrators may be sought in any court of competent jurisdiction. The arbitrators shall not be bound by judicial formalities and may abstain from following the strict rule of evidence and shall interpret this Agreement as an honorable engagement and not merely as a legal obligation. Unless otherwise agreed by the parties, any such arbitration shall take place in Wilmington, Delaware, and shall be conducted in accordance with the rules of the AAA.

12.  Income Tax Withholding
The Company or any of its subsidiaries or affiliates may withhold from any payments made under this Agreement all Federal, State, City or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

13.  Entire Understanding
This Agreement contains the entire understanding between the Company or any of its subsidiaries or affiliates and the Employee with respect to the subject matter hereof and supersedes any prior employment agreement between the Company or any of its subsidiaries or affiliates and the Employee, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to the Employee of a kind elsewhere provided and not expressly provided in this Agreement.

14.  Severability
If, for any reason, any one or more of the provisions or part of a provision contained in this Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement not held so invalid, illegal or unenforceable, and each other provision or part of a provision shall to the full extent consistent with law continue in full force and effect. If this Agreement is held invalid or cannot be enforced, then to the full extent permitted by law any prior agreement between the Company or any of its subsidiaries or affiliates and the Employee shall be deemed reinstated as if this Agreement had not been executed.

15.  Consolidation, Merger, or Sale of Assets
Nothing in this Agreement shall preclude the Company or any of its subsidiaries or affiliates from consolidating or merging into or with, or transferring all or substantially all of its assets to, another corporation which assumes this Agreement and all obligations and undertakings of the Company or any of its subsidiaries or affiliates hereunder. Upon such a consolidation, merger or transfer of assets and assumption, the term, "the Company," as used herein shall mean such other corporation and this Agreement shall continue in full force and effect.

16.  Notices
All notices, requests, demands and other communications required or permitted hereunder shall be given in writing and shall be deemed to have been duly given if delivered or mailed, postage prepaid, first class as follows:

         (a)     to the Company or any of its subsidiaries or affiliates at:



                               20 Montchanin Road
                             Wilmington, DE  19807

                  Attention:  Vice President, Human Resources

         (b)     to the Employee at:


                               Mr. R. L. Robinson
                            1853 Rolling Hills Road
                           Charleston, WV  25314-2271

                 or to such other address as either party shall have previously specified in writing to the other.

17.  No Attachment
Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

18.  Binding Agreement
This Agreement shall be binding upon, and shall inure to the benefit of, the Employee and the Company or any of its subsidiaries or affiliates and their respective permitted successors and assigns.

19.  Modification and Waiver
This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement except by written instrument signed by the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

20.  Headings of No Effect
The paragraph headings contained in this Agreement are included solely for convenience of reference and shall not in any way affect the meaning or interpretation of any of the provisions of this Agreement.

21.  Governing Law
This Agreement and its validity, interpretation, performance, and enforcement shall be governed by the laws of the State of Delaware.

22.  Approval of U.S. Bankruptcy Court
It is understood and agreed by both parties hereto that this Agreement is subject to the approval of the U.S. Bankruptcy Court for the District of Delaware. This Agreement shall be null and void if such approval is not obtained.

                 IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and its seal to be affixed hereunto by the Chairman of the Compensation Committee of its Board of Directors thereunto duly authorized, and the Employee has signed this Agreement, all as of the date first above written.

                                                THE COLUMBIA GAS SYSTEM, INC.

ATTEST:
                                                By:
                                                    -------------------------
                                                            Chairman,
                                                     Compensation Committee
      Secretary                                     of the Board of Directors




                                                By:
                                                    -------------------------
                                                           R. L. Robinson


    This Agreement is hereby
ratified by Columbia Gas
Transmission Corporation.



By
  ---------------------------
            (Title)


- -----------------------------
           Date